As filed with the Securities and Exchange Commission on May 06, 2022

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

811-23011

Investment Company Act file number

PENN CAPITAL FUNDS TRUST
(Exact name of registrant as specified in charter)

Navy Yard Corporate Center

1200 Intrepid Ave., Suite 400

Philadelphia, Pennsylvania 19112
(Address of principal executive offices) (Zip code)

Salvatore Faia, President

c/o U.S. Bancorp Fund Services, LLC

615 East Michigan Street

Milwaukee, WI 53202
(Name and address of agent for service)

(414) 765-5366

Registrant's telephone number, including area code

Date of fiscal year end: August 31, 2022

Date of reporting period: February 28, 2022

Item 1. Reports to Stockholders.

(a)

SEMI-ANNUAL REPORT

February 28, 2022

PENN CAPITAL FLOATING RATE INCOME FUND

PENN CAPITAL MID CAP CORE FUND

PENN CAPITAL OPPORTUNISTIC HIGH INCOME FUND

PENN CAPITAL SHORT DURATION HIGH INCOME FUND

PENN CAPITAL SPECIAL SITUATIONS SMALL CAP EQUITY FUND

TABLE OF CONTENTS

Advisor’s Letter to Shareholders	1
Fund Summary	7
Disclosure of Fund Expenses	12
Fund	Schedule of Investments
Penn Capital Floating Rate Income Fund	14
Penn Capital Mid Cap Core Fund	21
Penn Capital Opportunistic High Income Fund	24
Penn Capital Short Duration High Income Fund	30
Penn Capital Special Situations Small Cap Equity Fund	35
Statements of Assets and Liabilities	38
Statements of Operations	39
Statements of Changes in Net Assets	40
Financial Highlights	42
Notes to the Financial Statements	46
Additional Information	60

[THIS PAGE INTENTIONALLY LEFT BLANK.]

PENN CAPITAL FUNDS TRUST

Advisor’s Letter to Shareholders (Unaudited)

Dear Penn Capital Funds Shareholder:

During the six-month period ended February 28, 2022, the US continued to deal with the impacts from the global COVID-19 pandemic. Major medical challenges transitioned from understanding the COVID-19 virus and transmission in the early days of the pandemic to implementing public health initiatives for a vaccine rollout and combatting emerging variants. Economically, the pandemic moved from causing full lockdowns in 2020 to forcing many businesses to manage supply chain disruptions while most office workers utilized telecommuting technologies. The COVID-19 pandemic response included a large and unprecedented monetary and fiscal response that supported the economy during 2020 and 2021. Entering 2022, it became apparent that this response was stoking inflation that went beyond US Federal Reserve (“Fed”) Chairman Jerome Powell’s initial assessment as “transitory”. Inflation that started with supply chain disruptions flowed through the larger economy, impacting broader areas like apartment rents. The Fed responded by winding up balance sheet purchases of US Treasuries and embarked on a planned series of interest rate increases over the next year. On February 24, 2022, Russia embarked on a full-scale invasion of Ukraine, unleashing Western condemnation and severe economic sanctions. Our investment strategies do not have direct investments in either Russia or Ukraine, and our initial assessment is that our direct US company exposure in the region is immaterial. We will continue to monitor the situation and its broader impact on Europe and global capital markets.

Our investment strategies incorporate Penn Capital’s Complete Capital Structure Analysis®, an in-depth high yield (“HY”) and equity research philosophy used to identify a company’s optimal capital structure. Our investment professionals are capital structure generalists, meaning they are responsible for understanding the entire capital structure of the companies they follow. By following this philosophy, we believe integrating credit and equity research into our investment analyses allows us to construct a more comprehensive investment mosaic. Participating in both credit and equity markets, along with this integrated research process, provides Penn Capital’s investment team with what we believe is an informational advantage. Finding inefficiencies in the market can be challenging, but we remain committed to the pursuit of strong investment returns on behalf of our shareholders.

The following pages review the recent market environment and provide additional insight into our funds and their performance over the six-month period ended February 28, 2022.

Overview

Credit markets experienced rising yields over the six-month period ended February 28, 2022, with the Yield to Worst ratio (i.e., the lowest possible yield from purchasing a bond apart from the company defaulting) increasing from 4.03% to 5.65%, as measured by the ICE BofA US High Yield Constrained Index. The bulk of this yield increase (approximately 70%) was derived from higher underlying interest rates on US government bonds due to rising inflation and the Fed’s indication that it would be entering a rate hiking cycle. HY credit spreads (the difference in yield between a US Treasury bond and another debt security of the same maturity but different credit quality) for the ICE BofA US High Yield Constrained Index increased from 44 basis points (one basis point represents one-one hundredth of one percent) to 378 basis points over the six-month period. We believe this credit risk premium increase is within normal trading bands and is not typically a harbinger of underlying credit stress for US companies. During the period, the HY market outperformed the broader fixed income market due primarily to strong underlying corporate credit fundamentals and rising interest rates. The higher bond coupon and shorter maturity profile of HY bonds supports the asset class when rates rise and the underlying economy is solid.

Small- and small- to mid-cap stocks faced headwinds over the past six months, with the Russell 2000 Index and Russell 2500 Index returning -9.46% and -6.77%, respectively. Rising inflation benefited commodity producers in the materials and energy sectors, while higher input costs (especially labor) were a marginal headwind for most companies in the consumer discretionary, consumer staples and industrials sectors. Generally, management teams react to higher costs by raising prices on their products and services, but this occurs on a delayed basis depending on customer contracts and industry price setting conventions. We believe that rising interest rates support financial services companies that will capture rising net interest margin from very low nominal rates during the global pandemic.

The large fiscal and monetary stimulus packages released in response to the COVID-19 pandemic inflated asset prices before inflation flowed through to the general economy. The most speculative areas of the stock market saw a sharp rise in valuations in early 2021, with sharp moves most publicized in the “Meme Stock Mania” surrounding GameStop. A spike in valuations was also experienced in high-growth areas like special purpose acquisition companies (“SPACs”) and early-stage biotechnology and emerging software companies. Speculation in these areas centered on companies tackling large total addressable markets (the overall revenue opportunity that is available to a product or service) with large revenue growth forecasts, as retail investors were highly enthusiastic to uncover the next Tesla or Shopify. As the stimulus faded, so too did these areas of the market, with sharp reversals in growth companies, primarily in the information technology (“IT”) and healthcare sectors. These speculative companies are generally not focused on generating free cash flow (the amount of cash generated each year that is free and clear of all internal or external obligations), nor were they a focus of our investment strategies during the boom or the subsequent bust.

We expect the COVID-19 pandemic to recede over the next few months as the virus becomes an endemic. A full economic reopening is a process and will require that people can gather with less health risks, including workers returning to offices and children returning to schools with less constraints. With the US viewed as a world leader in managing the pandemic, we believe that any economic gains accompanying a return to normalcy would likely follow around the globe. We see areas of demand that could benefit from reopening, especially the return of business and international leisure travel.

While we are optimistic, risks remain, particularly in the geopolitical environment as Russia began an invasion of Ukraine in February 2022. Western countries have showed solidarity with Ukraine, provided material support and implemented wide-ranging economic sanctions that lock most Russian companies from global financial networks. Global supply chains were stretched due to the COVID-19 pandemic, making it very difficult for multinational companies to benefit from globalization. More confrontational Sino-US relations and Russia’s invasion of Ukraine appear likely to add to geopolitical costs for companies conducting business on a global scale. We expect companies to look to onshore or nearshore critical business activities over time and invest in automation to mitigate higher operating costs. Our strategies are US-focused and we will seek investment opportunities that can benefit from these trends.

The following paragraphs provide more detailed information on the performance of our funds as well as selected holdings.

Penn Capital Floating Rate Income Fund (formerly, Penn Capital Defensive Floating Rate Income Fund)

For the six-month period ended February 28, 2022, the Penn Capital Floating Rate Income Fund (the “Floating Rate Income Fund”) generated a +0.07% return versus +0.83% for its benchmark, the S&P/LSTA BB Loan Index, during the same period. The Floating Rate Income Fund invests primarily in 1st lien term loans and excludes CCC-rated or 2nd lien loans, and has typically underperformed the broad syndicated loan market during bull markets and outperformed during selloffs (e.g., 4Q 2018 and 4Q 2020).

The Floating Rate Income Fund benefited from both an overweight allocation within COVID-19 “re-opening” sectors and favorable securities selection during the period. The Floating Rate Income Fund’s investments in the recreation & travel and gaming sectors benefited performance the most, particularly positions in Hard Rock, Scientific Games and Carnival Corp. Favorable security selection in the midstream energy sector, specifically Eagleclaw and Cheniere, as well as the media sector, via the loans of DirectTV and Clear Channel Outdoor, benefited the Floating Rate Income Fund’s performance. The Floating Rate Income Fund also benefited from its underweighting to loans included in the S&P/LSTA U.S. Leveraged Loan 100 Index. The Floating Rate Income Fund intentionally limits its exposure to credits within this index due to their overly sensitive nature to retail flows.

The largest detractors to the Floating Rate Income Fund’s performance during the period were consumer loans under pressure from rising commodity prices, particularly Cole Haan, Weber and Jo-Ann Fabrics. Additionally, an underweight to the metals, mining and energy sectors was a headwind for performance, as the Floating Rate Income Fund was underweight these sectors. With HY bonds underperforming loans over the six-month period, the Fund’s 12% HY bond allocation weighed on performance. The Floating Rate Income Fund holds conservative HY bonds with maturities typically less than four years in order to enhance liquidity (as opposed to increasing yield or risk). The average cash balance for the Floating Rate Income Fund during the first six months of the fiscal year was approximately 3%.

Penn Capital Short Duration High Income Fund (formerly, Penn Capital Defensive Short Duration High Income Fund)

For the six-month period ended February 28, 2022, the Penn Capital Short Duration High Income Fund (the “Short Duration Fund”) generated a -1.05% return, outperforming its benchmark, the ICE BofA 1-3 Year BB-Rated US Cash Pay High Yield Index, which returned -1.59% during the same period. The Short Duration Fund maintains an average portfolio maturity of three years or less and excludes CCC-rated bonds. The Short Duration Fund has typically underperformed the broad short duration market, which includes CCC-rated bonds, during low quality rallies (e.g., 2021) and outperformed during low quality sell-offs (e.g., 2020).

During the six-month period, the Short Duration Fund benefited from an overweight allocation within COVID-19 “re-opening” sectors, such as recreation & travel and gaming, mainly via higher coupon secured paper, including that issued by Norwegian Cruise Line and MGM Resorts International. Additionally, the Short Duration Fund benefited from strong security selection within commodity-oriented industries, such as chemicals and metals/mining, while the impact of the energy sector on the Fund’s performance was neutral. Security selection within the healthcare and aerospace/defense sectors also contributed to the Short Duration Fund’s performance during the period, as did the Fund’s single-B rated quality and 0-1 year maturity “off-index” allocations.

The largest detractors to the Short Duration Fund’s performance during the period were structural underweights to Ford (automotive and auto loans) and Sprint (telecommunications). Since the Fund’s benchmark is unconstrained, the benchmark’s Ford and Sprint weightings averaged approximately 15% and 10%, respectively, during the period, whereas the Short Duration Fund’s issuer limit is capped at 5%. Additionally, the high-coupon, non-callable Crown Cork & Seal 2026 bonds held in the Fund’s portfolio did not get tendered and acted as a detractor to performance.

During the first six months of the fiscal year, the Short Duration Fund held an average weighting of 2.5% in cash and 5.4% in bank loan securities via exposure from a combination of individual bank loan holdings and an investment in the Penn Capital Floating Rate Income Fund. The Fund’s loan positions outperformed based upon both an allocation to the floating-rate asset class and strong security selection, specifically Reynolds Group and WideOpenWest. Floating-rate assets, such as bank loans, remained resilient during the period given expectations of Fed rate hikes.

Penn Capital Opportunistic High Income Fund (formerly, Penn Capital Multi-Credit High Income Fund)

For the six-month period ended February 28, 2022, the Penn Capital Opportunistic High Income Fund (the “High Income Fund”) generated a -2.72% return, outperforming the -2.96% return of its benchmark, the ICE BofA US High Yield Constrained Index, during the same period. The HY market was stable in the final months of 2021, as Omicron fears began to fade. However, an early 2022 US Treasury selloff caused by accelerating inflation data resulted in a sharp increase in yields. By the end of February 2022, the market had priced in multiple Fed rate hikes for the remainder of the calendar year. The yield curve flattened and growth expectations slowed, but the term structure remained positive, signaling to us that a recession was not imminent. The interest rate selloff disproportionately affected high quality fixed income securities.

During the six-month period ended February 28, 2022, investment grade and long duration (a measure of the sensitivity of the price of a bond or other debt instrument to a change in interest rates) fixed income markets underperformed HY and loan asset classes, as well as commodities and cyclicals. Within the HY asset class, CCC-rated bonds held up better than rate sensitive BB-rated bonds, but single B-rated bonds performed best. Spreads at period end remained inside their November 2021 peak, indicating little change to what we viewed was a benign default outlook.

Given the Fed’s pivot, the High Income Fund transitioned away from its early cycle positioning during the period by reducing its exposure to CCC-rated bonds and adding exposure to floating rate loans, while preserving its overweight exposure to single B-rated bonds in an effort to focus on clipping coupons (collecting the interest payment from a bond). During the period, the High Income Fund kept its overweight exposure to sectors tied to an economic reopening, including airlines, cruise lines and leisure, while also keeping an overweight exposure to commodities as a potential inflation hedge. The High Income Fund remained overweight to loans in order to manage duration and actively targeted investment grade upgrade candidates, or ‘rising stars’, such as Kraft Heinz and JBS. This is one area where we believe it makes sense to extend the duration of the Fund’s investments beyond 10 years to fully benefit from the valuation uplift that typically follows an investment grade upgrade.

Sectors that contributed favorably to the High Income Fund’s performance during the period included energy, oil and gas. Airlines and cruise lines, in particular, benefited from an anticipated economic reopening. The issuers responsible for the largest positive contribution to the Fund’s performance during the period included Weatherford (oilfield service), Diamond Sports (sports broadcasting) and American Airlines (airlines). An overweight to the consumer and retail sectors resulted in a modest performance drag for the Fund. The specific issuers contributing to the largest degree of Fund underperformance included Altice Europe (cable), Teck Resources (mining) and Telesat (satellite). While Telesat was down due to credit-specific factors, both Altice and Teck lagged because of duration headwinds.

Penn Capital Mid Cap Core Fund (formerly, Penn Capital Managed Alpha SMID Cap Equity Fund)

For the six-month period ended February 28, 2022, the Penn Capital Mid Cap Core Fund (the “Mid Cap Fund”) generated a -2.97% return, outperforming the -6.77% return of its benchmark, the Russell 2500 Index, for the same period. The Mid Cap Fund benefited from a focus on investments in companies with solid underlying cash flow (the net amount of cash and cash equivalents being transferred in and out of a company) characteristics as the rising rate environment supported companies with strong underlying fundamentals. The Mid Cap Fund increased its exposure to the materials sector over the period while reducing exposure to the consumer discretionary sector.

The best-performing sectors in the Mid Cap Fund’s portfolio were healthcare, consumer discretionary and materials during the six-month period. In the healthcare sector, the Fund’s investments in Lantheus performed well due to the company’s launch of a new diagnostic imaging product that is expected to see strong adoption trends over the next year. The Fund’s investments in CONMED, which experienced steady trends in its growth surgical portfolio, and in the consumer discretionary sector, where MGM Resorts and Six Flags benefited from improving visitation trends as consumers increased leisure travel, contributed to performance. In the materials sector, the Fund’s investments in CF Industries, which experienced strong margins for fertilizer as global competitors faced higher relative energy costs, also performed well.

Investments in the financial services sector hindered the Mid Cap Fund’s performance during the six-month period. The primary detractor was Lending Tree, a consumer finance marketplace that matches lenders with consumers. Consumer demand for credit cards and personal loans was weak during the period due to government stimulus programs. In addition, low interest rates spurred strong mortgage demand for lenders, which lessened the need for lenders to make significant marketing investments. We expect to see Lending Tree’s marketplace profitability improve as these supply-demand imbalances normalize. In the insurance industry, the Fund’s investment in Primerica, which expanded into marketing Medicare Advantage plans and missed sales goals in its first enrollment season, also detracted from performance during the period.

Penn Capital Special Situations Small Cap Equity Fund

For the six-month period ended February 28, 2022, the Penn Capital Special Situations Small Cap Equity Fund (the “Special Situations Fund”) generated a -0.26% return, outperforming the -9.46% return of its benchmark, the Russell 2000 Index, during the same period. The Special Situations Fund was underweight to the most speculative industries included in its benchmark: healthcare and IT. During the six-month period, the Special Situations Fund increased its weighting in the materials and financial services sectors as the rising rate environment supported these industries. The Special Situations Fund reduced its exposure to the consumer discretionary and IT sectors during the period, as these areas experienced difficult annual comparisons due to rising costs and pandemic-driven demand, respectively.

The healthcare, IT and energy sectors were the leading contributors to the Special Situations Fund’s performance during the period. In the healthcare sector, the Fund’s investments in Option Care, which experienced revenue and margin growth as it improved procurement in its infusion therapy business, benefited performance. The Fund’s investments in R1 RCM also performed well, as the company experienced strong growth in revenue cycle management by helping healthcare providers manage the complexities of healthcare reimbursement. Within the IT sector, the Fund’s investments in Pure Storage, which witnessed growing adoption and expanding use of its flash storage arrays for hyperscalers (an agile method of processing data) and enterprises, performed well. The Fund’s investments in semiconductor and related capital equipment companies outperformed during the period despite supply chain disruptions due to solid demand forecasts. Overweight exposure to the energy sector also drove the Special Situations Fund’s performance relative to its benchmark, as oil prices increased from pandemic lows and economic activity improved after a period of low industry investment.

Exposure to the industrials and utilities sectors detracted from the Special Situations Fund’s performance during the period. The temporary work marketplace Upwork experienced challenging comparisons with the peak pandemic timeframe when it enjoyed strong corporate adoption, which negatively impacted the Fund’s investments in Upwork. The Fund’s investment in Harsco, which missed margin expectations due to supply chain constraints, rising cost inflation and project delays, also detracted from performance. The Fund’s underweight exposure to the utilities sector was a small detractor to performance, as the sector outperformed the Russell 2000 Index during the period.

Conclusion

Thank you for entrusting our firm with your investments. Our team remains committed to focusing our efforts on behalf of our shareholders, and we value your continued confidence in our vision. We believe the Penn Capital Funds offers investment solutions that embody our investment philosophy and dedicated research-driven process.

Looking Forward

This report contains performance data and financial information. Please keep in mind that all securities markets, as well as mutual fund prices, fluctuate in value. If you would like more frequent updates, the Penn Capital Funds website (http://www.penncapitalfunds.com) provides daily NAV, monthly performance figures, portfolio holdings and other valuable information. We encourage you to visit the Penn Capital Funds website to access your account, buy and sell shares and utilize other helpful tools.

At Penn Capital Funds, we believe active management continues to serve as a critical element of investing in HY debt securities and equity securities of smaller and mid-sized companies. Although challenges remain and markets may continue to be uneven, we are confident that investors with a well-diversified portfolio and a patient, long-term outlook should be well positioned for the years ahead.

Sincerely,

Kirsten Hocker
President
Penn Capital Management Company, LLC

Disclosures

Past performance is no guarantee of future results.

This letter reflects Penn Capital’s analysis and opinions as of the most recent period end. The information is not a complete analysis of any market, country, industry, security, or fund and should not be considered as a recommendation to buy, sell or hold any specific security or securities. Portfolio holdings are subject to change at any time. Please see the Schedules of Investments provided in this report for the complete listing of each Fund’s holdings at February 28, 2022.

All investments involve risk, including possible loss of principal, and there is no guarantee the Funds will achieve their investment objectives. Investments made in small and mid-capitalization companies may be more volatile and less liquid due to limited resources or product lines and more sensitive to economic factors. Investments in ETFs are subject to the same risks as the underlying securities in which the ETF invests as well as entails higher expenses than if invested into the underlying ETF directly. Investments in foreign securities and ADRs involve certain risks such as currency volatility, political and social instability and reduced market liquidity. As interest rates rise the value of bond prices will decline. Credit risk refers to the loss in the value of a security based on a default in the payment of principle and/or interest of the security, or the perception of the market of such default. High-yield bonds have a higher risk of default or other adverse credit events, but have the potential to pay higher earnings over investment grade bonds. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Bank loans in which the Fund may invest have similar risks to below investment grade fixed income securities. In the event of the insolvency of an agent bank, a loan could be subject to settlement risk as well as the risk of interruptions in the administrative duties performed in the day to day administration of the loan.

Index Definitions

The ICE BofA US High Yield Constrained Index contains all securities in the ICE BofA US High Yield Index but caps issuer exposure at 2%.

The ICE BofA 1-3 Year BB-Rated US Cash Pay High Yield Index is a subset of the ICE BofA US Cash Pay High Yield Index, which tracks the performance of non-investment-grade corporate bonds with a remaining term to final maturity less than three years and rated BB.

The S&P/LSTA U.S. Leveraged Loan 100 Index tracks the market-weighted performance of the largest institutional leveraged loans based on market weightings, spreads and interest payments.

The S&P/LSTA BB Ratings Loan Index is a market value-weighted index designed to measure the performance of the US leveraged loan market and is comprised of loans whose rating is BB+, BB, BB-.

The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2000 Index is constructed to provide a comprehensive and unbiased small-cap opportunity barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set.

The Russell 2500™ Index is composed of the bottom 500 stocks in the Russell 1000® Index and all the stocks in the Russell 2000® Index. The Russell 2500™ Index return reflect adjustments for income dividends and capital gains distributions reinvested as of the ex-dividend dates.

An investment cannot be made directly in an index.

Bond ratings are grades given to bonds that indicate their credit quality as determined by private independent rating services such as S&P Global Ratings, Moody’s and Fitch. These firms evaluate a bond issuer’s financial strength, or its ability to pay a bond’s principal and interest in a timely fashion. Ratings are expressed as letters ranging from `AAA’, which is the highest grade, to `D’, which is the lowest grade. Investment-Grade refers to a bond considered investment grade if its credit rating is BBB- or higher. Below Investment grade refers to a security that is rated below investment grade.

PENN CAPITAL FLOATING RATE INCOME FUND

Fund Summary (UNAUDITED)

This chart assumes a hypothetical initial gross investment of $10,000 made on November 30, 2015, inception of the Institutional Class shares. Returns shown in the chart and table include the reinvestment of all dividends, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than that shown. To obtain performance current to the most recent month-end please call 844-302 PENN (7366) or visit www.penncapitalfunds.com. Index returns do not reflect the effects of fees, transaction costs or expenses. It is not possible to invest directly in an index.

Average Annual Total Returns for the Periods Ended February 28, 2022	Six Months*	One Year	Three Years	Five Years	Since Inception(1)
Penn Capital Floating Rate Income Fund
Institutional Class Shares	0.07%	1.27%	2.33%	2.84%	3.34%
S&P/LSTA BB Loan Index	0.83%	1.70%	2.65%	3.00%	3.58%(2)

*	Not annualized.

(1)	Inception date is 11/30/15.

(2)	The return shown for the S&P/LSTA BB Loan Index is from the inception date of the Institutional Class shares.

Gross Expense Ratio: 1.16%, Net Expense Ratio: 0.64%, per the most recent Prospectus dated October 31, 2021, as supplemented December 17, 2020, April 8, 2021, and April 30, 2021.

The Advisor has contractually agreed to waive management fees and/or pay certain Fund expenses through at least April 1, 2023.

PENN CAPITAL MID CAP CORE FUND

FUND SUMMARY (UNAUDITED)

This chart assumes a hypothetical initial gross investment of $10,000 made on November 30, 2015, inception of the Institutional Class shares. Returns shown in the chart and table include the reinvestment of all dividends, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than that shown. To obtain performance current to the most recent month-end please call 844-302 PENN (7366) or visit www.penncapitalfunds.com. Index returns do not reflect the effects of fees, transaction costs or expenses. It is not possible to invest directly in an index.

Average Annual Total Returns for the Periods Ended February 28, 2022	Six Months*	One Year	Three Years	Five Years	Since Inception(1)
Penn Capital Mid Cap Core Fund
Institutional Class Shares	-2.97%	2.79%	11.97%	10.85%	10.99%
Russell 2500® Index	-6.77%	0.40%	12.88%	11.21%	11.66%(2)

*	Not annualized.

(1)	Inception date is 11/30/15.

(2)	The return shown for the Russell 2500™ Index is from the inception date of the Institutional Class shares.

Gross Expense Ratio: 1.70%, Net Expense Ratio: 1.06%, per the most recent Prospectus dated October 31, 2021, as supplemented December 17, 2020, April 8, 2021, and April 30, 2021.

The Advisor has contractually agreed to waive management fees and/or pay certain Fund expenses through at least April 1, 2023.

PENN CAPITAL OPPORTUNISTIC HIGH INCOME FUND

FUND SUMMARY (UNAUDITED)

$16,000
$15,000
$14,000
$13,000
$12,000
$11,000
$10,000
$9,000
11/30/2015
02/29/2016
08/31/2017
02/28/2018
08/31/2018
02/28/2019
08/31/2019
02/29/2020
08/31/2020
02/28/2021
08/31/2021
02/28/2022
$14,815
$14,002
$13,740
Penn Capital Opportunistic High Income Fund - Institutional Class Shares
ICE BofAML US High Yield Constrained Index
50% ICE BofAML High Yield Constrained Index - 50% S&P/SLTA BB Loan Index

This chart assumes a hypothetical initial gross investment of $10,000 made on November 30, 2015, inception of the Institutional Class shares. Returns shown in the chart and table include the reinvestment of all dividends, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than that shown. To obtain performance current to the most recent month-end please call 844-302 PENN (7366) or visit www.penncapitalfunds.com. Index returns do not reflect the effects of fees, transaction costs or expenses. It is not possible to invest directly in an index.

Average Annual Total Returns for the Periods Ended February 28, 2022	Six Months*	One Year	Three Years	Five Years	Since Inception(1)
Penn Capital Opportunistic High Income Fund
Institutional Class Shares	-2.72%	1.18%	3.92%	3.92%	5.54%
ICE BofAML US High Yield Constrained Index	-2.96%	0.87%	5.03%	4.69%	6.50%(2)
50% ICE BofAML High Yield Constrained Index -50% S&P/LSTA BB Loan Index	-1.07%	1.30%	3.85%	3.86%	5.05%(3)

*	Not annualized.

(1)	Inception date is 11/30/15.

(2)	The return shown for the ICE BofAML US High Yield Constrained Index is from the inception date of the Institutional Class shares.

(3)	The return for the 50% ICE BofAML High Yield Constrained Index -50% S&P/LSTA BB Loan Index is from the inception date of the Institutional Class shares.

Gross Expense Ratio: 1.65%, Net Expense Ratio: 0.72%, per the most recent Prospectus dated October 31, 2021, as supplemented December 17, 2020, April 8, 2021, and April 30, 2021.

The Advisor has contractually agreed to waive management fees and/or pay certain Fund expenses through at least April 1, 2023.

PENN CAPITAL SHORT DURATION HIGH INCOME FUND

FUND SUMMARY (UNAUDITED)

$13,000
$12,000
$11,000
$10,000
$9,000
$11,878
$11,873
$11,123
07/17/2017
08/31/2017
02/28/2018
08/31/2018
02/28/2019
08/31/2019
02/29/2020
08/31/2020
02/28/2021
08/31/2021
02/28/2022
Penn Capital Short Duration High Incom Fund - Institutional Class Shares
ICE BofAML 1-3 Year BB US Cash Pay High Yield Index
ICE BofAML US High Yield Cash Pay BB-B Rated 1-3 Years Index

This chart assumes a hypothetical initial gross investment of $10,000 made on July 17, 2017, inception of the Institutional Class shares. Returns shown in the chart and table include the reinvestment of all dividends, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced. Past performance is not predictive of future performance. Current performance may be lower or higher than that shown. To obtain performance current to the most recent month-end please call 844-302 PENN (7366) or visit www.penncapitalfunds.com. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Index returns do not reflect the effects of fees, transaction costs or expenses. It is not possible to invest directly in an index.

Average Annual Total Returns for the Periods Ended February 28, 2022	Six Months*	One Year	Three Years	Since Inception(1)
Penn Capital Short Duration High Income Fund
Institutional Class Shares	-1.05%	1.25%	2.29%	2.33%
ICE BofAML 1-3 Year BB-Rated US Cash Pay High Yield Index	-1.59%	0.89%	3.99%	3.79%(2)
ICE BofAML US High Yield Cash Pay BB-B Rated 1-3 Years Index	-0.86%	1.85%	3.48%	3.79%(3)

*	Not annualized.

(1)	Inception date is 7/17/17.

(2)	The return shown for the ICE BofAML 1-3 Year BB-Rated US Cash Pay High Yield Index is from the inception date of the Institutional Class shares.

(3)

The return shown for the ICE BofAML US High Yield Cash Pay BB-B Rated 1-3 Years Index is from the inception date of the Institutional Class shares. The ICE BofAML US High Yield Cash Pay BB-B Rated 1-3 Years Imdex is comprised of bonds within the ICE BofA High Yield Index whose ratings are at or between B1 through BB3, with maturities between 1 and 3 years.

Gross Expense Ratio: 1.01%, Net Expense Ratio: 0.54%, per the most recent Prospectus dated October 31, 2021, as supplemented December 17, 2020, April 8, 2021, and April 30, 2021.

The Advisor has contractually agreed to waive management fees and/or pay certain Fund expenses through at least April 1, 2023.

PENN CAPITAL SPECIAL SITUATIONS SMALL CAP EQUITY FUND

FUND SUMMARY (UNAUDITED)

This chart assumes a hypothetical initial gross investment of $10,000 made on December 17, 2015, inception of the Institutional Class shares. Returns shown in the chart and table include the reinvestment of all dividends, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than that shown. To obtain performance current to the most recent month-end please call 844-302 PENN (7366) or visit www.penncapitalfunds.com. Index returns do not reflect the effects of fees, transaction costs or expenses. It is not possible to invest directly in an index.

Average Annual Total Returns for the Periods Ended February 28, 2022	Six Months*	One Year	Three Years	Five Years	Since Inception(1)
Penn Capital Special Situations Small Cap Equity Fund
Institutional Class Shares	-0.26%	12.85%	21.06%	15.26%	16.32%
Russell 2000® Index	-9.46%	-6.01%	10.50%	9.50%	11.44%(2)

*	Not annualized.

(1)	Inception date is 12/17/15.

(2)	The return shown for the Russell 2000® Index is from the inception date of the Institutional Class shares.

Gross Expense Ratio: 1.71%, Net Expense Ratio: 1.09%, per the most recent Prospectus dated October 31, 2021, as supplemented December 17, 2020, April 8, 2021, and April 30, 2021.

The Advisor has contractually agreed to waive management fees and/or pay certain Fund expenses through at least April 1, 2023.

PENN CAPITAL FUNDS TRUST

Disclosure of Fund Expenses (Unaudited)

FOR THE PERIOD FROM SEPTEMBER 1, 2021 TO FEBRUARY 28, 2022

Cost in Dollars of a $1,000 Investment

The examples below are intended to describe the fees and expenses borne by shareholders during the six-month period from September 1, 2021 to February 28, 2022, and the impact of those costs on your investment.

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from September 1, 2021 to February 28, 2022.

These examples illustrate your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six-month period ended February 28, 2022. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled Expenses Paid During Period to estimate the expenses you paid on your account during this period.

Hypothetical Examples for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in a Fund with the ongoing costs of investing in other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value September 1, 2021	Ending Account Value February 28, 2022	Expenses Paid During Period(2)	Annualized Expense Ratio	Actual Six-Month Total Investment Returns for the Funds
Penn Capital Floating Rate Income Fund(1)
Actual	$ 1,000.00	$ 1,000.70	$ 3.17	0.64%	0.07%
Hypothetical (5% return before expenses)	1,000.00	1,021.62	3.21	0.64%	N/A
Penn Capital Mid Cap Core Fund(1)
Actual	$ 1,000.00	$ 970.30	$ 5.18	1.06%	-2.97%
Hypothetical (5% return before expenses)	1,000.00	1,019.54	5.31	1.06%	N/A
Penn Capital Opportunistic High Income Fund(1)
Actual	$ 1,000.00	$ 972.80	$ 3.52	0.72%	-2.72%
Hypothetical (5% return before expenses)	1,000.00	1,021.22	3.61	0.72%	N/A
Penn Capital Short Duration High Income Fund
Actual	$ 1,000.00	$ 989.50	$ 2.66	0.54%	-1.05%
Hypothetical (5% return before expenses)	1,000.00	1,022.12	2.71	0.54%	N/A
Penn Capital Special Situations Small Cap Equity Fund(1)
Actual	$ 1,000.00	$ 997.40	$ 5.40	1.09%	-0.26%
Hypothetical (5% return before expenses)	1,000.00	1,019.39	5.46	1.09%	N/A

(1)	Information is for Institutional Class shares.

(2)

Expenses are equal to each Fund’s annualized expense ratio, net of waivers and excluding acquired fund fees and expenses, if any, multiplied by the average account value over the period, multiplied by the number of days (181) in the most recent fiscal half-year, then divided by 365 to reflect the one-half year period.

PENN CAPITAL FUNDS TRUST

Penn Capital Floating Rate Income Fund

SCHEDULE OF INVESTMENTS

FEBRUARY 28, 2022 (UNAUDITED)

	Principal	Value
Bank Loans: 83.3%(a)(b)
Advertising: 2.6%
Alchemy Copyrights LLC, 3.500% (1 Month US LIBOR + 3.000%), 8/5/27	$177,755	$176,199
Clear Channel Outdoor Holdings, Inc., 3.799%, 8/7/26
(1 Month US LIBOR + 3.500%)	243,750	238,909
(1 Month US LIBOR + 3.500%)	625	613
Terrier Media Buyer, Inc., 3.709% (1 Month US LIBOR + 3.500%), 12/17/26	196,020	193,352
Ziggo Financing Partnership, 2.691% (1 Month US LIBOR + 2.500%), 4/17/28	250,000	244,765
		853,838
Aerospace/Defense: 0.4%
Ducommun, Inc., 4.209%, 11/30/25
(1 Month US LIBOR + 4.000%)	124,977	123,831
(1 Month US LIBOR + 4.000%)	14,144	14,014
		137,845
Air Transportation: 1.6%
Allegiant Travel Co., 3.469% (3 Month US LIBOR + 3.000%), 2/5/24	340,720	337,313
American Airlines, Inc., 5.500% (3 Month US LIBOR + 4.750%), 4/20/28	200,000	203,334
		540,647
Auto Parts & Equipment: 1.4%
Dealer Tire LLC, 4.459%, 12/12/25
(1 Month US LIBOR + 4.250%)	100,551	100,079
(1 Month US LIBOR + 4.250%)	171,949	171,143
Truck Hero, Inc., 4.000% (1 Month US LIBOR + 3.250%), 1/31/28	198,500	194,597
		465,819
Brokerage: 0.5%
Victory Capital Holdings, Inc., 2.466% (3 Month US LIBOR + 2.250%), 7/1/26	158,792	156,490

Building Materials: 3.8%
CP Atlas Buyer, Inc., 4.250% (1 Month US LIBOR + 3.750%), 11/23/27	348,513	341,605
LBM Acquisition LLC, 4.500% (3 Month US LIBOR + 3.750%), 12/17/27(d)	212,578	208,992

	Principal	Value
Quikrete Holdings, Inc., 2.709% (1 Month US LIBOR + 2.500%), 11/15/23	$378,808	$371,785
White Cap Buyer LLC, 4.250% (1 Month SOFR + 3.750%), 10/8/27	347,121	343,487
		1,265,869
Building Products: 0.6%
Foundation Building Materials, Inc., 3.750%, 1/31/28
(1 Month US LIBOR + 3.250%)	203,463	199,308
(1 Month US LIBOR + 3.250%)	513	502
		199,810
Cable & Satellite TV: 2.4%
Altice France SA, 4.506% (1 Month US LIBOR + 4.000%), 7/13/26	236,244	233,754
Cogeco Communications USA II LP, 2.209% (1 Month US LIBOR + 2.000%), 8/9/24	241,713	236,475
DirecTV Financing LLC, 5.750% (1 Month US LIBOR + 5.000%), 8/2/27	345,500	344,336
		814,565
Chemicals: 3.5%
Axalta Coating Systems US Holdings, Inc., 1.974% (3 Month US LIBOR + 1.750%), 6/21/24	175,809	173,666
Diamond BC BV, 3.500% (1 Month US LIBOR + 3.000%), 10/31/28	250,000	246,315
Gemini HDPE LLC, 3.500% (3 Month US LIBOR + 3.000%), 12/31/27	191,412	189,657
Lummus Technology Holdings V LLC, 3.709% (1 Month US LIBOR + 3.500%), 6/30/27	188,480	186,192
Trinseo Materials Operating SCA, 2.709% (1 Month US LIBOR + 2.500%), 5/15/28	199,000	196,313
Univar USA, Inc., 2.209% (1 Month US LIBOR + 2.000%), 7/1/26	147,000	146,008
		1,138,151
Consumer/Commercial/Lease Financing: 0.7%
Setanta Aircraft Leasing DAC, 2.140% (3 Month US LIBOR + 2.000%), 11/2/28	250,000	248,360

Diversified Capital Goods: 0.6%
EWT Holdings III Corp., 2.750% (1 Month US LIBOR + 2.500%), 3/10/28	199,000	197,010

The Accompanying Footnotes are an Integral Part of these Financial Statements

PENN CAPITAL FUNDS TRUST

Penn Capital Floating Rate Income Fund

SCHEDULE OF INVESTMENTS

FEBRUARY 28, 2022 (UNAUDITED)

	Principal	Value
Electric - Generation: 0.6%
Vistra Operations Co. LLC, 1.870%, 12/15/25
(1 Month US LIBOR + 1.750%)	$38,519	$37,792
(1 Month US LIBOR + 1.750%)	157,099	154,137
		191,929
Electronics: 0.2%
Cohu, Inc., 3.519% (6 Month US LIBOR + 3.000%), 9/19/25	68,409	67,839

Energy-Exploration & Production: 0.7%
Freeport LNG Investments LLLP, 4.000% (3 Month US LIBOR + 3.500%), 11/17/28	250,000	247,375

Environmental: 0.6%
GFL Environmental, Inc., 3.500% (3 Month US LIBOR + 3.000%), 5/30/25	198,000	197,147

Food - Wholesale: 2.7%
American Seafoods Group LLC, 3.750%, 8/25/23
(3 Month US LIBOR + 2.750%)	83,980	83,071
(3 Month US LIBOR + 2.750%)	989	979
(1 Month US LIBOR + 2.750%)	64,047	63,354
Bellring Brands LLC, 4.750% (1 Month US LIBOR + 4.000%), 10/21/24	213,825	213,113
Chobani LLC, 4.500% (1 Month US LIBOR + 3.500%), 10/20/27	197,500	196,513
Whole Earth Brands, Inc., 5.500% (3 Month US LIBOR + 4.500%), 2/2/28	348,500	345,015
		902,045
Forestry/Paper: 1.1%
Sabert Corp., 5.500% (1 Month US LIBOR + 4.500%), 11/26/26	186,965	184,161
Schweitzer-Mauduit International, Inc., 4.500% (1 Month US LIBOR + 3.750%), 1/27/28	199,000	193,030
		377,191
Gaming: 3.0%
Caesars Resort Collection LLC, 3.605% (1 Month US LIBOR + 3.500%), 7/21/25	197,500	196,430

	Principal	Value
Playtika Holding Corp., 2.959% (1 Month US LIBOR + 2.750%), 3/13/28	$198,500	$196,245
Scientific Games International, Inc., 2.959% (1 Month US LIBOR + 2.750%), 8/14/24	265,179	263,224
The Enterprise Development Authority, 5.000% (1 Month US LIBOR + 4.250%), 2/18/28	342,500	341,003
		996,902
Gas Distribution: 2.6%
Centuri Group, Inc., 3.008%, 9/29/28
(3 Month US LIBOR + 2.500%)	177,166	175,579
(1 Month US LIBOR + 2.500%)	9,234	9,151
CQP Holdco LP, 4.250% (3 Month US LIBOR + 3.750%), 6/5/28	248,750	247,195
Eagleclaw Midstream Ventures LLC, 5.250% (3 Month US LIBOR + 4.250%), 6/24/24	197,906	197,340
GIP II Blue Holding LP, 5.500% (3 Month US LIBOR + 4.500%), 9/22/28	249,375	247,894
		877,159
Health Care Providers & Services: 0.9%
Azalea TopCo, Inc., 3.799%, 7/27/26
(3 Month US LIBOR + 3.500%)	292,500	287,258
(1 Month US LIBOR + 3.500%)	750	737
		287,995
Health Facilities: 1.6%
ADMI Corp., 3.875% (1 Month US LIBOR + 3.375%), 12/23/27(d)	348,500	342,764
Select Medical Corp., 2.460% (1 Month US LIBOR + 2.250%), 3/6/24	212,163	208,891
		551,655
Health Services: 1.5%
FC Compassus LLC, 5.000% (1 Month US LIBOR + 4.250%), 12/31/26	196,020	192,713
Option Care Health, Inc., 3.250% (1 Month US LIBOR + 2.750%), 11/30/28	300,000	297,375
		490,088
Hotels: 1.7%
Hilton Grand Vacations LLC, 3.500% (1 Month US LIBOR + 3.000%), 7/31/28	249,375	247,415

The Accompanying Footnotes are an Integral Part of these Financial Statements

PENN CAPITAL FUNDS TRUST

Penn Capital Floating Rate Income Fund

SCHEDULE OF INVESTMENTS

FEBRUARY 28, 2022 (UNAUDITED)

	Principal	Value
Marriott Ownership Resorts, Inc., 1.855% (1 Month US LIBOR + 1.750%), 8/29/25(d)	$324,951	$318,371
		565,786
Industrial Conglomerates: 0.7%
Deliver Buyer, Inc., 5.224% (3 Month US LIBOR + 5.000%), 5/1/24	242,395	240,427

Investments & Miscellaneous Financial Services: 3.9%
Hightower Holding LLC, 4.750% (3 Month US LIBOR + 4.000%), 4/21/28	199,600	198,053
Nexus Buyer LLC, 3.959% (1 Month US LIBOR + 3.750%), 10/30/26	245,000	242,295
Russell Investments US Institutional Holdco, Inc., 4.500%, 5/30/25
(3 Month US LIBOR + 3.500%)	139,876	138,740
(6 Month US LIBOR + 3.500%)	60,124	59,636
The Edelman Financial Engines Center LLC, 4.250% (1 Month US LIBOR + 3.500%), 4/7/28	193,776	192,009
TransUnion LLC, 1.959% (1 Month US LIBOR + 1.750%), 11/13/26	238,798	234,880
VeriFone Systems, Inc., 4.498% (3 Month US LIBOR + 4.000%), 8/20/25	241,372	236,545
		1,302,158
Machinery: 1.3%
ASP Blade Holdings, Inc., 4.500% (1 Month US LIBOR + 4.000%), 12/31/28	250,000	248,855
Gates Global LLC, 3.250% (1 Month US LIBOR + 2.500%), 3/31/27	198,809	195,910
		444,765
Media Content: 2.9%
Arches Buyer, Inc., 3.750% (1 Month US LIBOR + 3.250%), 12/6/27	198,000	194,511
CSC Holdings LLC, 2.441% (1 Month US LIBOR + 2.250%), 7/17/25	238,722	231,224
Cumulus Media New Holdings, Inc., 4.750% (3 Month US LIBOR + 3.750%), 3/30/26	151,358	150,129
The E.W. Scripps Co., 3.313% (1 Month US LIBOR + 2.563%), 5/1/26	243,397	240,508
The E.W. Scripps Co., 3.750% (1 Month US LIBOR + 3.000%), 1/7/28	166,750	165,604
		981,976

	Principal	Value
Metals/Mining Excluding Steel: 0.6%
American Rock Salt Co. LLC, 4.750% (1 Month US LIBOR + 4.000%), 6/5/28	$199,000	$199,187

Multi-Line Insurance: 0.6%
HUB International Ltd., 3.017%, 4/18/25
(3 Month US LIBOR + 2.750%)	196,710	194,179
(2 Month US LIBOR + 2.750%)	511	504
		194,683
Packaging: 1.9%
Graham Packaging Co., Inc., 3.750% (1 Month US LIBOR + 3.000%), 8/4/27	194,463	192,329
Reynolds Group Holdings, Inc., 3.459%, 2/5/26
(1 Month US LIBOR + 3.250%)	27,982	27,510
(1 Month US LIBOR + 3.250%)	45,835	45,062
(1 Month US LIBOR + 3.250%)	124,183	122,089
Pactiv Evergreen Group Holdings, Inc., 4.000%, 9/20/28
(1 Month US LIBOR + 3.500%)	40,530	40,001
(1 Month US LIBOR + 3.500%)	184,101	181,697
(1 Month US LIBOR + 3.500%)	24,744	24,421
		633,108
Personal & Household Products: 3.2%
Canada Goose, Inc., 4.250% (3 Month US LIBOR + 3.500%), 10/7/27	348,004	345,248
Froneri US, Inc., 2.355%, 1/29/27
(1 Month US LIBOR + 2.250%)	135,391	132,466
(1 Month US LIBOR + 2.250%)	61,609	60,277
HLF Financing Sarl LLC, 2.709% (1 Month US LIBOR + 2.500%), 8/8/25	221,875	219,101
Weber-Stephen Products LLC, 4.000%, 11/30/27
(1 Month US LIBOR + 3.250%)	303,592	294,483
(1 Month US LIBOR + 3.250%)	9,192	8,917
		1,060,492
Pharmaceuticals: 3.0%
Agiliti Health, Inc., 2.875%, 10/18/25
(1 Month US LIBOR + 2.750%)	244,333	242,195
(1 Month US LIBOR + 2.750%)	630	624
Bausch Health Americas, Inc., 3.209% (US LIBOR + 3.000%), 6/2/25	223,713	221,337

The Accompanying Footnotes are an Integral Part of these Financial Statements

PENN CAPITAL FUNDS TRUST

Penn Capital Floating Rate Income Fund

SCHEDULE OF INVESTMENTS

FEBRUARY 28, 2022 (UNAUDITED)

	Principal	Value
Bausch Health Companies T/L B (Valeant) (1/22), 5.750%, 1/27/27(d)	$300,000	$296,499
Cambrex Corp., 4.250% (1 Month US LIBOR + 3.500%), 12/4/26	245,644	244,774
		1,005,429
Printing & Publishing: 0.4%
Nielsen Finance LLC, 2.125% (1 Month US LIBOR + 2.000%), 10/4/23	149,130	148,687

Recreation & Travel: 1.4%
Carnival Corp., 3.750% (6 Month US LIBOR + 3.000%), 6/30/25	248,111	244,637
Life Time Fitness, Inc., 5.750% (3 Month US LIBOR + 4.750%), 12/10/24	30,517	30,664
SkyMiles IP Ltd., 4.750% (3 Month US LIBOR + 3.750%), 10/20/27	200,000	208,850
		484,151
Restaurants: 1.3%
IRB Holding Corp., 3.750% (6 Month US LIBOR + 2.750%), 2/5/25	242,569	240,177
IRB Holding Corp., 3.750% (3 Month SOFR + 3.000%), 12/15/27	198,000	195,921
		436,098
Software/Services: 6.3%
Avaya, Inc., 4.191% (1 Month US LIBOR + 4.000%), 12/15/27	200,000	197,718
Endurance International Group Holdings, Inc., 4.250% (6 Month US LIBOR + 3.500%), 2/10/28	203,975	196,326
Fiserv Investment Solutions, Inc., 4.160% (3 Month US LIBOR + 4.000%), 2/26/27	197,000	196,385
Go Daddy Operating Co. LLC, 1.959%, 2/15/24
(1 Month US LIBOR + 1.750%)	50,474	49,780
(1 Month US LIBOR + 1.750%)	162,940	160,699
LogMeIn, Inc., 4.887%, 8/31/27
(1 Month US LIBOR + 4.750%)	115,500	113,414
(1 Month US LIBOR + 4.750%)	33,000	32,404
Match Group Holdings II LLC, 2.219% (3 Month US LIBOR + 1.750%), 2/7/27	200,000	195,916
Paysafe Holdings US Corp., 3.250% (1 Month US LIBOR + 2.750%), 4/30/25(d)	250,000	232,423

	Principal	Value
Proofpoint, Inc., 3.758% (3 Month US LIBOR + 3.250%), 6/9/28	$200,000	$197,576
Rackspace Technology Global, Inc., 3.500%, 2/15/28
(3 Month US LIBOR + 2.750%)	198,000	191,724
(1 Month US LIBOR + 2.750%)	500	484
SS&C Technologies Holdings Europe Sarl, 1.959% (1 Month US LIBOR + 1.750%), 2/28/25	77,612	76,244
SS&C Technologies, Inc., 1.855% (1 Month US LIBOR + 1.750%), 2/28/25	84,810	83,316
UKG, Inc., 3.750% (1 Month US LIBOR + 3.250%), 5/4/26	198,004	196,519
		2,120,928
Specialty Retail: 8.2%
BDF Acquisition Corp., 6.250% (1 Month US LIBOR + 5.250%), 8/14/23(d)	439,576	432,433
BJ’s Wholesale Club, Inc., 2.124% (1 Month US LIBOR + 2.000%), 2/2/24	106,738	106,383
Calceus Acquisition, Inc., 6.008% (3 Month US LIBOR + 5.500%), 3/31/25	378,266	331,928
CNT Holdings I Corp., 4.250% (6 Month US LIBOR + 3.500%), 10/16/27	198,500	197,315
Great Outdoors Group T/L (Bass Pro) LLC, 4.500% (3 Month US LIBOR + 3.750%), 3/31/28	349,125	347,030
Jo-Ann Stores LLC, 5.500% (1 Month US LIBOR + 4.750%), 7/7/28	248,750	234,198
PetSmart, Inc., 4.500% (6 Month US LIBOR + 3.750%), 2/11/28	199,000	197,882
Savers, Inc., 6.250% (3 Month US LIBOR + 5.500%), 4/6/27	199,500	197,754
Shutterfly, Inc., 5.750% (1 Month US LIBOR + 5.000%), 9/25/26	405,900	384,465
The Michael’s Cos, Inc., 5.000% (3 Month US LIBOR + 4.250%), 4/14/28	199,000	184,628
Waystar Technologies, Inc., 4.209% (1 Month US LIBOR + 4.000%), 10/31/26	148,117	147,377
		2,761,393
Support - Services: 6.6%
Buzz Merger Sub Ltd., 2.959% (1 Month US LIBOR + 2.750%), 1/22/27	245,625	242,709

The Accompanying Footnotes are an Integral Part of these Financial Statements

PENN CAPITAL FUNDS TRUST

Penn Capital Floating Rate Income Fund

SCHEDULE OF INVESTMENTS

FEBRUARY 28, 2022 (UNAUDITED)

	Principal	Value
Covanta Holding Corp., 3.000% (1 Month US LIBOR + 2.500%), 12/29/28	$331,100	$328,024
Covanta Holding Corp., 3.000% (1 Month US LIBOR + 2.500%), 12/29/28	24,800	24,570
NAB Holdings T/L, 3.500% (3 Month SOFR + 3.000%), 11/17/28	350,000	344,250
PetVet Care Centers LLC, 2.959% (1 Month US LIBOR + 2.750%), 2/28/25	314,565	310,082
Pike Corp., 3.210% (1 Month US LIBOR + 3.000%), 1/21/28	196,575	194,555
Prime Security Services T/L, 3.500%, 9/23/26
(6 Month US LIBOR + 2.750%)	101,566	100,354
(6 Month US LIBOR + 2.750%)	50,783	50,176
(6 Month US LIBOR + 2.750%)	50,783	50,176
(6 Month US LIBOR + 2.750%)	76,993	76,073
Staples, Inc., 4.817% (3 Month US LIBOR + 4.500%), 9/12/24(d)	309,159	299,111
TruGreen Limited Parternship T/L, 4.750% (1 Month US LIBOR + 4.000%), 10/29/27	198,000	197,505
		2,217,585
Tech Hardware & Equipment: 2.2%
Asurion LLC, 3.459% (1 Month US LIBOR + 3.250%), 12/23/26	198,000	194,349
CommScope, Inc., 3.459% (1 Month US LIBOR + 3.250%), 2/6/26	194,761	189,772
Plantronics, Inc., 2.605% (1 Month US LIBOR + 2.500%), 7/2/25	182,092	176,573
Xperi Holding Corp., 3.709% (1 Month US LIBOR + 3.500%), 6/1/25	158,532	158,532
		719,226
Telecom - Satellite: 0.6%
Gogo Intermediate Holdings LLC, 4.500% (3 Month US LIBOR + 3.750%), 4/28/28	199,000	197,209

Telecom - Wireline Integrated & Services: 2.2%
Cincinnati Bell, Inc., 3.750% (3 Month SOFR + 3.250%), 12/29/28	350,000	346,063
Consolidated Communications, Inc., 4.250% (1 Month US LIBOR + 3.500%), 2/10/27	142,801	140,837

	Principal	Value
Lumen Technologies, Inc., 2.459% (1 Month US LIBOR + 2.250%), 3/15/27	$245,000	$238,339
		725,239
Theaters & Entertainment: 0.7%
Alterra Mountain Co., 4.000% (1 Month US LIBOR + 3.500%), 8/17/28	240,647	237,839
Total Bank Loans (cost $28,092,303)		27,882,095

Convertible Bonds: 0.8%
Cable & Satellite TV: 0.8%
DISH Network Corp., 3.375%, 8/15/26	300,000	272,100
Total Convertible Bonds (cost $316,609)		272,100

Corporate Bonds: 12.2%
Aerospace/Defense: 0.5%
TransDigm, Inc., 8.000%, 12/15/25(c)	160,000	167,075

Air Transportation: 0.4%
Spirit Loyalty Cayman Ltd., 8.000%, 9/20/25(c)	125,000	135,850

Automakers: 1.3%
Ford Motor Credit Co. LLC, 3.096%, 5/4/23	200,000	201,511
Ford Motor Co., 6.625%, 10/1/28	200,000	224,500
		426,011
Building Materials: 0.7%
MIWD Holdco II LLC / MIWD Finance Corp., 5.500%, 2/1/30(c)	250,000	238,365

Cable & Satellite TV: 0.4%
DISH DBS Corp., 5.875%, 11/15/24	150,000	150,000

Chemicals: 0.5%
Ingevity Corp., 4.500%, 2/1/26(c)	165,000	163,769

Food - Wholesale: 0.3%
KeHE Distributors LLC, 8.625%, 10/15/26(c)	109,000	115,267

The Accompanying Footnotes are an Integral Part of these Financial Statements

PENN CAPITAL FUNDS TRUST

Penn Capital Floating Rate Income Fund

SCHEDULE OF INVESTMENTS

FEBRUARY 28, 2022 (UNAUDITED)

	Principal	Value
Gas Distribution: 0.7%
New Fortress Energy, Inc., 6.500%, 9/30/26(c)	$230,000	$220,596

Investments & Miscellaneous Financial Services: 1.0%
Fortress Transportation and Infrastructure Investors LLC, 9.750%, 8/1/27(c)	300,000	329,250

Media Content: 0.9%
Cumulus Media New Holdings, Inc., 6.750%, 7/1/26(c)	155,000	157,713
Netflix, Inc., 5.875%, 11/15/28	114,000	128,894
		286,607
Metals/Mining Excluding Steel: 0.5%
Commercial Metals Co., 4.125%, 1/15/30	175,000	169,312

Oil Field Equipment & Services: 0.6%
Oceaneering International, Inc., 4.650%, 11/15/24	200,000	196,825

Packagaing: 0.4%
OI European Group BV, 4.750%, 2/15/30(c)	135,000	129,261

Personal & Household Products: 0.4%
Turning Point Brands, Inc., 5.625%, 2/15/26(c)	145,000	141,375

Real Estate Investment Trusts (REITs): 1.0%
MGM Growth Properties Operating Partnership LP / MGP Finance Co-Issuer, Inc., 4.625%, 6/15/25(c)	150,000	154,500
Starwood Property Trust, Inc., 3.750%, 12/31/24(c)	190,000	185,963
		340,463
Recreation & Travel: 2.1%
Carnival Corp., 7.625%, 3/1/26(c)	440,000	452,316
Royal Caribbean Cruises Ltd., 5.500%, 4/1/28(c)	270,000	264,624
		716,940
Tobacco: 0.5%
Vector Group Ltd., 5.750%, 2/1/29(c)	175,000	161,438
Total Corporate Bonds (cost $4,180,251)		4,088,404

	Principal	Value
Short-Term Investments: 4.0%
U.S. Bank Money Market Deposit Account, 0.00%(e)	$1,329,342	$1,329,342
Total Short-Term Investments (cost $1,329,342)		1,329,342

Total Investments - 100.3% (cost $33,918,505)		33,571,941
Liabilities in Excess of Other Assets (0.3)%		(96,263)
Net Assets: 100.0%		$33,475,678

Percentages are stated as a percent of net assets.

(a)

Bank Loans typically have rates of interest which are redetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates are primarily the London Interbank Offered Rate (“LIBOR”) and secondarily, the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.

(b)

Senior floating-rate loans (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will typically have an expected average life of approximately two to four years.

(c)

Securities purchased pursuant to Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “qualified institutional buyers.” As of February 28, 2022, the value of these investments was $3,017,362, or 9.0% of total net assets.

(d)	All or a portion of this loan is unfunded.

(e)	The rate shown is as of February 28, 2022.

The Accompanying Footnotes are an Integral Part of these Financial Statements

PENN CAPITAL FUNDS TRUST

Penn Capital Floating Rate Income Fund

SCHEDULE OF INVESTMENTS

FEBRUARY 28, 2022 (UNAUDITED)

Country Exposure (as a percentage of total investments)
United States	97.1%
Panama	1.3%
Liberia	0.8%
Cayman Islands	0.4%
Netherlands	0.4%

Asset Type (as a percentage of total investments) (Unaudited)

The Accompanying Footnotes are an Integral Part of these Financial Statements

PENN CAPITAL FUNDS TRUST

Penn Capital Mid Cap Core Fund

SCHEDULE OF INVESTMENTS

FEBRUARY 28, 2022 (UNAUDITED)

	Number of Shares	Value
Common Stocks: 92.2%
Aerospace & Defense: 1.3%
Mercury Systems, Inc.*	3,988	$240,157

Air Freight & Logistics: 2.9%
GXO Logistics, Inc.*	3,001	251,874
XPO Logistics, Inc.*	3,769	273,931
		525,805
Banks: 7.1%
Pinnacle Financial Partners, Inc.	4,355	440,204
Seacoast Banking Corp of Florida	6,891	252,555
Texas Capital Bancshares, Inc.*	4,450	296,370
Western Alliance Bancorp	2,964	277,845
		1,266,974
Biotechnology: 3.6%
Exelixis, Inc.*	11,232	230,593
Halozyme Therapeutics, Inc.*	6,512	230,981
United Therapeutics Corp.*	1,097	182,321
		643,895
Building Products: 1.5%
Lennox International, Inc.	1,016	271,201

Chemicals: 4.6%
Axalta Coating Systems Ltd.*	9,403	254,257
CF Industries Holdings, Inc.	3,313	268,983
Livent Corp.*	12,768	300,686
		823,926
Commercial Services & Supplies: 1.5%
Steelcase, Inc. - Class A	22,208	270,271

Construction Materials: 2.2%
Martin Marietta Materials, Inc.	1,024	388,506

Consumer Finance: 2.6%
LendingTree, Inc.*	1,756	212,493
OneMain Holdings, Inc.	5,012	255,512
		468,005
Electrical Equipment: 1.6%
nVent Electric PLC	8,489	288,032

Food Products: 1.4%
Lamb Weston Holdings, Inc.	3,842	255,224

	Number of Shares	Value
Health Care Equipment & Supplies: 3.7%
CONMED Corp.	2,782	$406,617
Lantheus Holdings, Inc.*	5,251	251,103
		657,720
Hotels, Restaurants & Leisure 9.0%
MGM Resorts International	8,343	369,512
Norwegian Cruise Line Holdings Ltd.*	17,036	332,032
Planet Fitness, Inc. - Class A*	4,134	349,860
Six Flags Entertainment Corp.*	7,830	341,858
Vail Resorts, Inc.	768	200,102
		1,593,364
Insurance: 6.6%
Arch Capital Group Ltd.*	7,061	332,644
Fidelity National Financial, Inc.	3,855	183,652
Lincoln National Corp.	5,671	382,339
Primerica, Inc.	2,186	283,939
		1,182,574
Interactive Media & Services: 1.0%
IAC/InterActiveCorp*	1,610	184,764

IT Services: 3.8%
Alliance Data Systems Corp.	1,190	80,266
GoDaddy, Inc. - Class A*	3,586	299,108
Sabre Corp.*	27,988	305,909
		685,283
Life Sciences Tools & Services: 2.2%
Avantor, Inc.*	11,291	391,685

Marine: 2.0%
Kirby Corp.*	5,379	350,442

Media: 3.7%
Fox Corp. - Class B	8,127	310,939
Liberty Media Corp.-Liberty SiriusXM - Class A	7,061	355,592
		666,531
Metals & Mining: 3.1%
Constellium SE*	13,288	258,186
Steel Dynamics, Inc.	4,257	300,459
		558,645
Oil, Gas & Consumable Fuels: 3.8%
Chesapeake Energy Corp.	3,309	255,620

The Accompanying Footnotes are an Integral Part of these Financial Statements

PENN CAPITAL FUNDS TRUST

Penn Capital Mid Cap Core Fund

SCHEDULE OF INVESTMENTS

FEBRUARY 28, 2022 (UNAUDITED)

	Number of Shares	Value
Diamondback Energy, Inc.	3,107	$429,077
		684,697
Pharmaceuticals: 2.8%
Bausch Health Cos, Inc.*	12,367	297,550
Catalent, Inc.*	2,048	208,978
		506,528
Professional Services: 1.6%
TransUnion	3,127	283,806

Semiconductors & Semiconductor Equipment: 6.6%
Allegro MicroSystems, Inc.*	12,550	359,809
Kulicke & Soffa Industries, Inc.	5,439	284,133
Skyworks Solutions, Inc.	1,179	162,903
Teradyne, Inc.	3,183	375,339
		1,182,184
Software: 2.8%
Anaplan, Inc.*	4,299	203,643
Tyler Technologies, Inc.*	695	297,641
		501,284
Specialty Retail: 3.5%
Burlington Stores, Inc.*	878	198,331
Five Below, Inc.*	1,573	257,359
Floor & Decor Holdings, Inc. - Class A*	1,805	172,594
		628,284
Technology Hardware, Storage & Peripherals: 1.3%
Western Digital Corp.*	4,503	229,383

Textiles, Apparel & Luxury Goods: 1.5%
PVH Corp.	2,818	275,854

Trading Companies & Distributors: 2.9%
H&E Equipment Services, Inc.	7,463	311,655
United Rentals, Inc.*	659	211,947
		523,602
Total Common Stocks (cost $11,971,528)		16,528,626

	Number of Shares	Value
Equity Real Estate Investment Trusts (REITs): 4.1%
Healthcare Trust of America, Inc. - Class A	8,343	$245,201
MGM Growth Properties LLC - Class A	5,817	220,290
Pebblebrook Hotel Trust	11,599	261,093
		726,584
Total REITS (cost $638,689)		726,584

Short-Term Investments: 3.2%
U.S. Bank Money Market Deposit Account, 0.00%(a)	566,318	566,318
Total Short-Term Investments (cost $566,318)		566,318

Total Investments - 99.5% (cost $13,176,535)		17,821,528
Other Assets and Liabilities 0.5%		83,278
Net Assets: 100.0%		$17,904,806

Percentages are stated as a percent of net assets.

*	Non-income producing security.

(a)	The rate shown is as of February 28, 2022.

The Accompanying Footnotes are an Integral Part of these Financial Statements

PENN CAPITAL FUNDS TRUST

Penn Capital Mid Cap Core Fund

SCHEDULE OF INVESTMENTS

FEBRUARY 28, 2022 (UNAUDITED)

Country Exposure (as a percentage of total investments)
United States	90.1%
Bermuda	5.1%
Canada	1.7%
Ireland	1.6%
France	1.5%

Asset Type (as a percentage of total investments) (Unaudited)

The industry classifications presented in this report, present the Global Industry Classification Standard (GICS®). GICS® was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bank Global Fund Services.

The Accompanying Footnotes are an Integral Part of these Financial Statements

PENN CAPITAL FUNDS TRUST

Penn Capital Opportunistic High Income Fund

SCHEDULE OF INVESTMENTS

FEBRUARY 28, 2022 (UNAUDITED)

	Principal	Value
Convertible Bonds: 2.9%
Cable & Satellite TV: 0.9%
DISH Network Corp., 3.375%, 8/15/26	$190,000	$172,330

Food - Wholesale: 0.4%
Herbalife Nutrition Ltd., 2.625%, 3/15/24	90,000	86,715

Personal & Household Products: 0.5%
Tilray, Inc., 5.000%, 10/1/23	100,000	94,250

Printing and Publishing: 0.6%
Gannett Co, Inc., 6.000%, 12/1/27	100,000	125,428

Software/Services: 0.5%
Tabula Rasa HealthCare, Inc., 1.750%, 2/15/26	130,000	99,450
Total Convertible Bonds (cost $629,608)		578,173

Corporate Bonds: 86.5%
Advertising: 0.9%
Clear Channel Outdoor Holdings, Inc., 7.500%, 6/1/29(a)	115,000	119,503
Midas OpCo Holdings LLC, 5.625%, 8/15/29(a)	65,000	63,700
		183,203
Aerospace/Defense: 0.5%
Triumph Group, Inc., 7.750%, 8/15/25	90,000	90,338

Air Transportation: 2.1%
American Airlines Group, Inc., 3.750%, 3/1/25(a)	80,000	74,511
American Airlines, Inc., 11.750%, 7/15/25(a)	80,000	97,017
American Airlines, Inc., 5.750%, 4/20/29(a)	60,000	61,339
United Airlines 2014-2 Class B Pass Through Trust, 4.625%, 3/3/24	33,351	33,739
United Airlines, Inc., 4.625%, 4/15/29(a)	90,000	87,795
VistaJet Malta Finance PLC / XO Management Holding, Inc., 6.375%, 2/1/30(a)	60,000	57,092
		411,493

	Principal	Value
Auto Parts & Equipment: 1.4%
American Axle & Manufacturing, Inc., 6.875%, 7/1/28	$85,000	$87,656
American Axle & Manufacturing, Inc., 5.000%, 10/1/29	50,000	47,415
The Goodyear Tire & Rubber Co., 7.000%, 3/15/28	55,000	58,300
The Goodyear Tire & Rubber Co., 5.000%, 7/15/29(a)	20,000	19,720
The Goodyear Tire & Rubber Co., 5.250%, 7/15/31(a)	65,000	63,131
		276,222
Automakers: 2.2%
Ford Motor Co., 6.625%, 10/1/28	215,000	241,337
Jaguar Land Rover Automotive PLC, 5.875%, 1/15/28(a)	200,000	198,347
		439,684
Building & Construction: 2.4%
Ashton Woods USA LLC, 4.625%, 8/1/29(a)	95,000	90,250
Ashton Woods USA LLC / Ashton Woods Finance Co., 4.625%, 4/1/30(a)	95,000	89,537
Beazer Homes USA, Inc., 7.250%, 10/15/29	130,000	131,703
Brookfield Residential Properties, Inc., 5.000%, 6/15/29(a)	85,000	80,006
Taylor Morrison Communities, Inc., 5.125%, 8/1/30(a)	90,000	89,698
		481,194
Building Materials: 1.9%
Eco Material Technologies, Inc., 7.875%, 1/31/27(a)	140,000	141,567
SRS Distribution, Inc., 6.125%, 7/1/29(a)	100,000	95,546
SRS Distribution, Inc., 6.000%, 12/1/29(a)	65,000	61,425
White Cap Buyer LLC, 6.875%, 10/15/28(a)	80,000	79,600
		378,138
Cable & Satellite TV: 3.6%
Altice France SA/France, 5.125%, 7/15/29(a)	410,000	371,050
CCO Holdings LLC, 4.500%, 8/15/30(a)	135,000	130,016
CCO Holdings LLC, 4.500%, 5/1/32	45,000	42,750
DIRECTV Holdings LLC, 5.875%, 8/15/27(a)	105,000	104,964

The Accompanying Footnotes are an Integral Part of these Financial Statements

PENN CAPITAL FUNDS TRUST

PENN CAPITAL OPPORTUNISTIC HIGH INCOME FUND

SCHEDULE OF INVESTMENTS

FEBRUARY 28, 2022 (UNAUDITED)

	Principal	Value
DISH DBS Corp., 5.250%, 12/1/26(a)	$75,000	$73,523
		722,303
Chemicals: 1.1%
Olin Corp., 5.625%, 8/1/29	95,000	99,057
Trinseo Materials Finance, Inc., 5.125%, 4/1/29(a)	65,000	61,588
Venator Finance Sarl, 5.750%, 7/15/25(a)	55,000	49,500
		210,145
Consumer/Commercial/Lease Financing: 2.7%
Enova International, Inc., 8.500%, 9/15/25(a)	125,000	124,375
Fortress Transportation and Infrastructure Investors LLC, 9.750%, 8/1/27(a)	45,000	49,388
Fortress Transportation and Infrastructure Investors LLC, 5.500%, 5/1/28(a)	65,000	62,075
Global Aircraft Leasing Co. Ltd., 7.250% Cash or 7.000% PIK, 9/15/24(a)	130,000	123,500
Navient Corp., 6.750%, 6/25/25	45,000	46,947
Navient Corp., 4.875%, 3/15/28	60,000	56,100
Navient Corp., 5.500%, 3/15/29	45,000	42,525
OneMain Finance Corp., 6.625%, 1/15/28	25,000	26,710
		531,620
Department Stores: 1.7%
Macy’s Retail Holdings, LLC., 5.875%, 4/1/29(a)	105,000	107,363
Neiman Marcus Group LLC, 7.125%, 4/1/26(a)	225,000	231,750
		339,113
Diversified Capital Goods: 0.6%
Madison IAQ LLC, 5.875%, 6/30/29(a)	130,000	117,975

Electric - Generation: 1.6%
Sunnova Energy Corp., 5.875%, 9/1/26(a)	95,000	86,936
Talen Energy Supply LLC, 7.250%, 5/15/27(a)	100,000	89,000
Vistra Corp., 8.000% (5 Year CMT Rate + 6.930%), 4/15/27(a)	130,000	133,575
		309,511
Electric - Inegrated: 0.3%
Leeward Renewable Energy Operations LLC, 4.250%, 7/1/29(a)	70,000	67,550

	Principal	Value
Energy - Exploration & Production: 7.5%
Antero Resources Corp., 8.375%, 7/15/26(a)	$129,000	$141,577
Antero Resources Corp., 7.625%, 2/1/29(a)	154,000	166,710
Antero Resources Corp., 5.375%, 3/1/30(a)	25,000	25,469
Comstock Resources, Inc., 6.750%, 3/1/29(a)	90,000	91,579
Comstock Resources, Inc., 5.875%, 1/15/30(a)	120,000	116,092
Callon Petroleum Co., 8.250%, 7/15/25	70,000	68,950
Hilcorp Energy I LP, 6.250%, 11/1/28(a)	80,000	81,547
Northern Oil and Gas, Inc., 8.125%, 3/1/28(a)	110,000	115,602
Occidental Petroleum Corp., 5.550%, 3/15/26	140,000	150,458
Occidental Petroleum Corp., 6.450%, 9/15/36	100,000	117,750
Occidental Petroleum Corp., 5.875%, 9/1/25	60,000	64,350
Occidental Petroleum Corp., 5.500%, 12/1/25	45,000	48,362
Penn Virginia Holdings LLC, 9.250%, 8/15/26(a)	130,000	132,600
SM Energy Co., 6.750%, 9/15/26	65,000	65,650
SM Energy Co., 6.500%, 7/15/28	35,000	35,875
Southwestern Energy Co., 5.375%, 3/15/30	55,000	56,787
		1,479,358
Food - Wholesale: 3.9%
HLF Financing Sarl LLC, 4.875%, 6/1/29(a)	55,000	50,462
JBS USA LUX SA, 6.750%, 2/15/28(a)	175,000	184,189
KeHE Distributors LLC, 8.625%, 10/15/26(a)	96,000	101,520
Kraft Heinz Foods Co., 5.000%, 6/4/42	75,000	82,688
Kraft Heinz Foods Co., 5.500%, 6/1/50	160,000	191,600
Pilgrim’s Pride Corp., 4.250%, 4/15/31(a)	85,000	82,104
Pilgrim’s Pride Corp., 3.500%, 3/1/32(a)	35,000	32,025

The Accompanying Footnotes are an Integral Part of these Financial Statements

PENN CAPITAL FUNDS TRUST

PENN CAPITAL OPPORTUNISTIC HIGH INCOME FUND

SCHEDULE OF INVESTMENTS

FEBRUARY 28, 2022 (UNAUDITED)

	Principal	Value
Simmons Foods, Inc., 4.625%, 3/1/29(a)	$60,000	$55,580
		780,168
Food & Drug Retailers: 1.1%
Rite Aid Corp., 8.000%, 11/15/26(a)	100,000	95,194
SEG Holding LLC, 5.625%, 10/15/28(a)	120,000	123,600
		218,794
Forestry/Paper: 1.1%
Domtar Corp., 6.750%, 10/1/28(a)	79,000	78,925
Mercer International, Inc., 5.125%, 2/1/29	90,000	88,009
Rayonier AM Products, Inc., 7.625%, 1/15/26(a)	61,000	61,046
		227,980
Gaming: 3.1%
Affinity Gaming, 6.875%, 12/15/27(a)	65,000	64,025
Boyd Gaming Corp., 4.750%, 12/1/27	140,000	140,549
CCM Merger, Inc., 6.375%, 5/1/26(a)	65,000	66,484
Scientific Games Holdings LP/Scientific Games US FinCo, Inc., 6.625%, 3/1/30(a)	100,000	99,323
Scientific Games International, Inc., 8.625%, 7/1/25(a)	170,000	180,200
Station Casinos LLC, 4.625%, 12/1/31(a)	80,000	75,400
		625,981
Gas Distribution: 2.9%
Antero Midstream Partners LP, 5.375%, 6/15/29(a)	50,000	50,250
Blue Racer Midstream LLC, 6.625%, 7/15/26(a)	40,000	41,200
Blue Racer Midstream LLC, 7.625%, 12/15/25(a)	40,000	42,050
Crestwood Midstream Partners LP, 6.000%, 2/1/29(a)	90,000	90,708
DCP Midstream Operating LP, 5.125%, 5/15/29	70,000	73,675
EnLink Midstream Partners LP, 5.050%, 4/1/45	39,000	32,309
Harvest Midstream I LP, 7.500%, 9/1/28(a)	45,000	45,418
New Fortress Energy, Inc., 6.750%, 9/15/25(a)	125,000	120,155
New Fortress Energy, Inc., 6.500%, 9/30/26(a)	60,000	57,547

	Principal	Value
Western Midstream Operating LP, 5.300%, 2/1/30	$21,000	$21,600
		574,912
Health Facilities: 1.7%
Community Health Systems, Inc., 6.875%, 4/1/28(a)	125,000	115,469
Community Health Systems, Inc., 6.125%, 4/1/30(a)	60,000	55,800
Tenet Healthcare Corp., 6.125%, 10/1/28(a)	65,000	65,845
Tenet Healthcare Corp., 4.375%, 1/15/30(a)	100,000	96,523
		333,637
Health Services: 1.5%
DaVita, Inc., 4.625%, 6/1/30(a)	95,000	91,081
MEDNAX, Inc., 5.375%, 2/15/30(a)	70,000	69,650
Modivcare Inc., 5.875%, 11/15/25(a)	60,000	60,228
Option Care Health, Inc., 4.375%, 10/31/29(a)	85,000	82,025
		302,984
Hotels: 0.6%
Hilton Grand Vacations LLC, 5.000%, 6/1/29(a)	75,000	73,500
Hilton Grand Vacations LLC, 4.875%, 7/1/31(a)	45,000	42,863
		116,363
Investments & Miscellaneous Financial Services: 1.6%
Icahn Enterprises LP, 6.250%, 5/15/26	105,000	105,915
Icahn Enterprises LP, 5.250%, 5/15/27	65,000	64,545
Icahn Enterprises LP, 4.375%, 2/1/29	55,000	51,012
StoneX Group, Inc., 8.625%, 6/15/25(a)	95,000	99,513
		320,985
Machinery: 1.0%
Titan International, Inc., 7.000%, 4/30/28	190,000	196,440

Media Content: 3.3%
Audacy Capital Corp., 6.750%, 3/31/29(a)	60,000	56,841
Cumulus Media New Holdings, Inc., 6.750%, 7/1/26(a)	96,000	97,680
Diamond Sports Group LLC, 12.750%, 12/1/26(a)	65,000	66,950
Gray Television, Inc., 4.750%, 10/15/30(a)	115,000	107,836

The Accompanying Footnotes are an Integral Part of these Financial Statements

PENN CAPITAL FUNDS TRUST

PENN CAPITAL OPPORTUNISTIC HIGH INCOME FUND

SCHEDULE OF INVESTMENTS

FEBRUARY 28, 2022 (UNAUDITED)

	Principal	Value
Scripps Escrow, Inc., 5.875%, 7/15/27(a)	$50,000	$49,903
Scripps Escrow II, Inc., 5.375%, 1/15/31(a)	125,000	118,875
Townsquare Media, Inc., 6.875%, 2/1/26(a)	70,000	71,400
Univision Communications, Inc., 6.625%, 6/1/27(a)	90,000	93,600
		663,085
Medical Products: 1.4%
AdaptHealth LLC, 6.125%, 8/1/28(a)	155,000	153,450
Mozart Debt Merger Sub, Inc., 3.875%, 4/1/29(a)	140,000	132,837
		286,287
Metals/Mining Excluding Steel: 3.5%
Century Aluminum Co., 7.500%, 4/1/28(a)	145,000	154,062
Hudbay Minerals, Inc., 4.500%, 4/1/26(a)	75,000	72,469
Freeport-McMoRan, Inc., 5.450%, 3/15/43	30,000	34,504
Freeport-McMoRan, Inc., 4.625%, 8/1/30	70,000	72,264
Taseko Mines Ltd., 7.000%, 2/15/26(a)	120,000	120,000
Teck Resources Ltd., 6.250%, 7/15/41	130,000	157,104
Teck Resources Ltd., 5.200%, 3/1/42	85,000	91,626
		702,029
Oil Field Equipment & Services: 1.5%
Exterran Energy Solutions LP / EES Finance Corp., 8.125%, 5/1/25	70,000	70,274
Oceaneering International, Inc., 4.650%, 11/15/24	70,000	68,889
Weatherford International Ltd., 11.000%, 12/1/24(a)	16,000	16,560
Weatherford International Ltd., 8.625%, 4/30/30(a)	140,000	142,100
		297,823
Packaging: 1.4%
FXI Holdings, Inc., 12.250%, 11/15/26(a)	60,000	64,241
FXI Holdings, Inc., 7.875%, 11/1/24(a)	90,000	88,614
OI European Group BV, 4.750%, 2/15/30(a)	75,000	71,812
Pactiv LLC, 7.950%, 12/15/25	60,000	62,400
		287,067

	Principal	Value
Personal & Household Products: 0.7%
CD&R Smokey Buyer, Inc., 6.750%, 7/15/25(a)	$90,000	$92,925
Turning Point Brands, Inc., 5.625%, 2/15/26(a)	50,000	48,750
		141,675
Pharmaceuticals: 0.9%
Bausch Health Cos., Inc., 6.125%, 2/1/27(a)	30,000	30,246
Bausch Health Americas, Inc., 8.500%, 1/31/27(a)	90,000	91,082
Bausch Health Cos., Inc., 5.250%, 1/30/30(a)	70,000	56,437
		177,765
Printing and Publishing: 0.2%
Gannett Holdings LLC, 6.000%, 11/1/26(a)	45,000	44,775

Real Estate Development & Management: 1.4%
Kennedy-Wilson, Inc., 4.750%, 2/1/30	90,000	86,063
Realogy Group LLC / Realogy Co-Issuer Corp., 5.750%, 1/15/29(a)	140,000	138,425
Realogy Group LLC / Realogy Co-Issuer Corp., 5.250%, 4/15/30(a)	50,000	47,650
		272,138
Real Estate Investment Trusts (REITs): 3.5%
HAT Holdings I LLC, 3.375%, 6/15/26(a)	70,000	66,325
Hunt Cos., Inc., 5.250%, 4/15/29(a)	100,000	95,719
Iron Mountain, Inc., 5.250%, 3/15/28(a)	50,000	50,013
Iron Mountain, Inc., 4.875%, 9/15/29(a)	125,000	120,937
New Residential Investment Corp., 6.250%, 10/15/25(a)	155,000	152,015
Service Properties Trust, 5.250%, 2/15/26	35,000	33,162
Service Properties Trust, 4.350%, 10/1/24	110,000	106,039
Service Properties Trust, 7.500%, 9/15/25	50,000	52,513
		676,723
Recreation & Travel: 3.2%
Carnival Corp., 7.625%, 3/1/26(a)	200,000	205,598
Carnival Corp., 4.000%, 8/1/28(a)	50,000	47,913
Life Time, Inc., 8.000%, 4/15/26(a)	90,000	89,782
NCL Corp Ltd., 5.875%, 2/15/27(a)	70,000	70,088

The Accompanying Footnotes are an Integral Part of these Financial Statements

PENN CAPITAL FUNDS TRUST

PENN CAPITAL OPPORTUNISTIC HIGH INCOME FUND

SCHEDULE OF INVESTMENTS

FEBRUARY 28, 2022 (UNAUDITED)

	Principal	Value
Royal Caribbean Cruises Ltd., 5.375%, 7/15/27(a)	$50,000	$49,118
SeaWorld Parks & Entertainment, Inc., 8.750%, 5/1/25(a)	50,000	52,500
SeaWorld Parks & Entertainment, Inc., 5.250%, 8/15/29(a)	130,000	126,458
		641,457
Restaurants: 0.9%
Bloomin’ Brands Inc / OSI Restaurant Partners LLC, 5.125%, 4/15/29(a)	70,000	68,423
Carrols Restaurant Group, Inc., 5.875%, 7/1/29(a)	135,000	116,128
		184,551
Software/Services: 0.9%
Avaya, Inc., 6.125%, 9/15/28(a)	65,000	62,562
Unisys Corp., 6.875%, 11/1/27(a)	105,000	110,513
		173,075
Specialty Retail: 2.4%
Bath & Body Works, Inc., 9.375%, 7/1/25(a)	18,000	21,060
Bath & Body Works, Inc., 6.625%, 10/1/30(a)	20,000	21,651
Crocs, Inc., 4.250%, 3/15/29(a)	110,000	97,350
Guitar Center, Inc., 8.500%, 1/15/26(a)	95,000	99,647
Kontoor Brands, Inc., 4.125%, 11/15/29(a)	65,000	61,262
Shutterfly, Inc., 8.500%, 10/1/26(a)	180,000	178,740
		479,710
Steel Producers/Products: 0.7%
Commercial Metals Co., 3.875%, 2/15/31	70,000	65,490
Commercial Metals Co., 4.375%, 3/15/32	80,000	76,200
		141,690
Support - Services: 5.3%
Arrow Bidco LLC, 9.500%, 3/15/24(a)	65,000	65,975
H&E Equipment Services, Inc., 3.875%, 12/15/28(a)	45,000	42,111
The Hertz Corp., 4.625%, 12/1/26(a)	50,000	47,625
The Hertz Corp., 5.000%, 12/1/29(a)	50,000	46,640
Pitney Bowes, Inc., 7.250%, 3/15/29(a)	95,000	90,169
Sabre GLBL, Inc., 9.250%, 4/15/25(a)	170,000	191,719
Sabre GLBL, Inc., 7.375%, 9/1/25(a)	50,000	51,823

	Principal	Value
Specialty Building Products Holdings LLC / SBP Finance Corp., 6.375%, 9/30/26(a)	$105,000	$105,803
Staples, Inc., 7.500%, 4/15/26(a)	115,000	113,700
Staples, Inc., 10.750%, 4/15/27(a)	110,000	102,451
The ADT Security Corp., 4.125%, 8/1/29(a)	65,000	61,286
The ADT Security Corp., 4.875%, 7/15/32(a)	45,000	41,962
United Rentals North America, Inc., 5.250%, 1/15/30	90,000	93,600
		1,054,864
Tech Hardware & Equipment: 1.8%
CommScope, Inc., 8.250%, 3/1/27(a)	50,000	49,751
CommScope, Inc., 4.750%, 9/1/29(a)	35,000	32,637
Dell, Inc., 6.500%, 4/15/38	120,000	137,960
NCR Corp., 5.125%, 4/15/29(a)	50,000	49,438
Plantronics, Inc., 4.750%, 3/1/29(a)	110,000	97,350
		367,136
Telecom - Satellite: 0.4%
Telesat Canada / Telesat LLC, 5.625%, 12/6/26(a)	95,000	69,825

Telecom - Wireless: 0.9%
Sprint Capital Corp., 8.750%, 3/15/32	45,000	62,438
United States Cellular Corp., 6.700%, 12/15/33	115,000	125,350
		187,788
Telecom - Wireline Integrated & Services: 1.1%
Frontier Communications Holdings LLC, 6.000%, 1/15/30(a)	100,000	93,150
Lumen Technologies, Inc., 5.625%, 4/1/25	70,000	69,600
Consolidated Communications, Inc., 6.500%, 10/1/28(a)	60,000	59,700
		222,450
Theatres & Entertainment: 0.5%
Cinemark USA, Inc., 5.875%, 3/15/26(a)	100,000	98,500

Tobacco: 0.5%
Vector Group Ltd., 5.750%, 2/1/29(a)	105,000	96,863

Transport Infrastructure/Services: 1.1%
Great Lakes Dredge & Dock Corp., 5.250%, 6/1/29(a)	70,000	70,100

The Accompanying Footnotes are an Integral Part of these Financial Statements

PENN CAPITAL FUNDS TRUST

PENN CAPITAL OPPORTUNISTIC HIGH INCOME FUND

SCHEDULE OF INVESTMENTS

FEBRUARY 28, 2022 (UNAUDITED)

	Principal	Value
XPO CNW, Inc., 6.700%, 5/1/34	$130,000	$141,954
		212,054
Total Corporate Bonds (cost $17,542,121)		17,215,421

Bank Loans: 0.8%(b)(c)
Gas Distribution: 0.4%
Eagleclaw Midstream Ventures LLC, 5.250% (1 Month LIBOR USD + 4.250%), 6/24/24	84,331	84,089

Specialty Retail: 0.4%
BDF Acquisition Corp., 6.250% (1 Month US LIBOR + 5.250%), 8/14/23	77,912	76,646
Total Bank Loans (cost $159,241)		160,735

	Shares
Real Estate Investment Trusts (REITs): 0.5%
Pebblebrook Hotel Trust	4,225	105,414
Total REITS (cost $109,192)		105,414

Mutual Funds: 7.5%
Penn Capital Floating Rate Income Fund - Institutional Class (d)	156,411	1,492,157
Total Mutual Funds (cost $1,515,474)		1,492,157

Total Investments - 98.2% (cost $19,955,636)		19,551,900
Other Assets and Liabilities 1.8%		358,795
Net Assets: 100.0%		$19,910,695

Percentages are stated as a percent of net assets.

(a)

Securities purchased pursuant to Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “qualified institutional buyers.” As of February 28, 2022, the value of these investments was $12,946,890, or 65.0% of total net assets.

(b)

Bank Loans typically have rates of interest which are redetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates are primarily the London Interbank Offered Rate (“LIBOR”) and secondarily, the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.

(c)

Senior floating-rate loans (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will typically have an expected average life of approximately two to four years.

(d)	Affiliated company. See Note 7.

Country Exposure (as a percentage of total investments)
United States	86.8%
Canada	3.9%
France	1.9%
Luxembourg	1.5%
Cayman Islands	1.4%
Panama	1.3%
Bermuda	1.2%
United Kingdom	1.0%
Netherlands	0.4%
Malta	0.3%
Liberia	0.3%

Asset Type (as a percentage of total investments) (Unaudited)

The Accompanying Footnotes are an Integral Part of these Financial Statements

PENN CAPITAL FUNDS TRUST

Penn Capital Short Duration High Income Fund

SCHEDULE OF INVESTMENTS

FEBRUARY 28, 2022 (UNAUDITED)

	Principal	Value
Convertible Bonds: 0.8%
Cable & Satellite TV: 0.8%
DISH Network Corp., 2.375%, 3/15/24	$340,000	$323,510
Total Convertible Bonds (cost $331,952)		323,510

Corporate Bonds: 89.0%
Advertising: 0.5%
TripAdvisor, Inc., 7.000%, 7/15/25(a)	210,000	217,350

Aerospace/Defense: 2.0%
Kratos Defense & Security Solutions, Inc., 6.500%, 11/30/25(a)	180,000	186,102
Spirit AeroSystens, Inc., 5.500%, 1/15/25(a)	195,000	200,389
TransDigm, Inc., 8.000%, 12/15/25(a)	210,000	219,286
Triumph Group, Inc., 8.875%, 6/1/24(a)	204,000	217,673
		823,450
Air Transportation: 1.8%
Allegiant Travel Co., 8.500%, 2/5/24(a)	249,000	259,583
American Airlines, Inc., 11.750%, 7/15/25(a)	90,000	109,144
Delta Air Lines, Inc., 7.000%, 5/1/25(a)	203,000	225,539
Spirit Loyalty Cayman Ltd., 8.000%, 9/20/25(a)	135,000	146,718
		740,984
Auto Parts & Equipment: 0.5%
The Goodyear Tire & Rubber Co., 9.500%, 5/31/25	195,000	207,578

Automakers: 5.2%
Ford Motor Co., 9.000%, 4/22/25	1,695,000	1,965,141
Jaguar Land Rover Automotive PLC, 5.625%, 2/1/23(a)	150,000	149,952
		2,115,093
Building & Construction: 1.8%
KB Home, 7.500%, 9/15/22	485,000	498,944
TRI Pointe Group Inc / TRI Pointe Homes, Inc., 5.875%, 6/15/24	230,000	239,200
		738,144
Building Materials: 0.4%
WESCO Distribution, Inc., 7.125%, 6/15/25(a)	160,000	167,562

Cable & Satellite TV: 1.2%
CSC Holdings LLC, 5.250%, 6/1/24	193,000	195,654
DISH DBS Corp., 5.875%, 7/15/22	275,000	277,406
		473,060
Chemicals: 3.7%
Compass Minerals International, Inc., 4.875%, 7/15/24(a)	420,000	422,047
Ingevity Corp., 4.500%, 2/1/26(a)	105,000	104,217
Koppers, Inc., 6.000%, 2/15/25(a)	125,000	125,455
Methanex Corp., 4.250%, 12/1/24	195,000	198,900
NOVA Chemicals Corp., 4.875%, 6/1/24(a)	405,000	410,063
OCI NV, 4.625%, 10/15/25(a)	240,000	240,648
		1,501,330
Consumer/Commercial/Lease Financing: 5.7%
Fortress Transportation and Infrastructure Investors LLC, 6.500%, 10/1/25(a)	240,000	243,000
Navient Corp., 7.250%, 9/25/23	123,000	129,026
Navient Corp., 6.125%, 3/25/24	920,000	947,600
OneMain Finance Corp., 5.625%, 3/15/23	266,000	272,650
OneMain Finance Corp., 6.125%, 3/15/24	700,000	721,000
		2,313,276
Department Stores: 1.3%
Macy’s Retail Holdings LLC, 3.625%, 6/1/24	70,000	71,592
Macy’s Retail Holdings, LLC., 2.875%, 2/15/23	258,000	257,708
Neiman Marcus Group LLC, 7.125%, 4/1/26(a)	195,000	200,850
		530,150
Diversified Capital Goods: 1.0%
Matthews International Corp., 5.250%, 12/1/25(a)	390,000	392,925

Electric-Generation: 0.8%
NextEra Energy Operating Partners LP, 4.250%, 7/15/24(a)	200,000	203,932
TerraForm Power Operating LLC, 4.250%, 1/31/23(a)	110,000	110,138
		314,070
Energy - Exploration & Production: 4.9%
Antero Resources Corp., 5.000%, 3/1/25	215,000	217,687

The Accompanying Footnotes are an Integral Part of these Financial Statements

PENN CAPITAL FUNDS TRUST

PENN CAPITAL SHORT DURATION HIGH INCOME FUND

SCHEDULE OF INVESTMENTS

FEBRUARY 28, 2022 (UNAUDITED)

	Principal	Value
Antero Resources Corp., 8.375%, 7/15/26(a)	$100,000	$109,750
EQT Corp., 6.625%, 2/1/25	190,000	205,242
Laredo Petroleum, Inc., 9.500%, 1/15/25	100,000	102,875
Occidental Petroleum Corp., 6.950%, 7/1/24	963,000	1,044,855
Ovintiv Exploration, Inc., 5.625%, 7/1/24	95,000	101,572
Range Resources Corp., 5.000%, 3/15/23	116,000	117,305
SM Energy Co., 10.000%, 1/15/25(a)	90,000	98,674
		1,997,960
Food - Wholesale: 1.0%
HLF Financing Sarl LLC, 7.875%, 9/1/25(a)	266,000	278,938
KeHE Distributors LLC, 8.625%, 10/15/26(a)	132,000	139,590
		418,528
Forestry/Paper: 0.5%
Clearwater Paper Corp., 5.375%, 2/1/25(a)	205,000	211,906

Gaming: 5.0%
Caesars Entertainment, Inc., 6.250%, 7/1/25(a)	130,000	134,797
International Game Technology PLC, 6.500%, 2/15/25(a)	200,000	212,500
MGM Growth Properties Operating Partnership, L.P., 5.625%, 5/1/24	455,000	472,364
MGM Resorts International, 7.750%, 3/15/22	1,210,000	1,212,541
		2,032,202
Gas Distribution: 4.0%
AmeriGas Partners LP, 5.625%, 5/20/24	165,000	168,300
Blue Racer Midstream LLC, 7.625%, 12/15/25(a)	195,000	204,994
Buckeye Partners LP, 4.350%, 10/15/24	310,000	310,542
DCP Midstream Operating LP, 5.375%, 7/15/25	195,000	206,525
EnLink Midstream Partners LP, 4.400%, 4/1/24	187,000	190,460
EQM Midstream Partners LP, 4.750%, 7/15/23	147,000	147,034
Rockpoint Gas Storage Canada Ltd., 7.000%, 3/31/23(a)	205,000	204,744
Western Midstream Operating LP, 4.000%, 7/1/22	206,000	206,000
		1,638,599
Health Facilities: 1.5%
CHS/Community Health Systems, Inc., 8.000%, 3/15/26(a)	170,000	176,375
HCA, Inc., 5.375%, 2/1/25	240,000	254,162
Tenet Healthcare Corp., 4.625%, 7/15/24	99,000	99,306
Tenet Healthcare Corp., 4.625%, 9/1/24(a)	100,000	101,354
		631,197
Health Services: 1.6%
Owens & Minor, Inc., 4.375%, 12/15/24	625,000	648,438

Hotels: 1.8%
Marriott Ownership Resorts, Inc., 6.125%, 9/15/25(a)	125,000	129,062
Travel + Leisure Co., 6.600%, 10/1/25	175,000	186,873
Travel + Leisure Co., 5.650%, 4/1/24	195,000	202,313
Travel + Leisure Co., 6.625%, 7/31/26(a)	200,000	213,500
		731,748
Investments & Miscellaneous Financial Services: 2.6%
Icahn Enterprises LP, 6.250%, 5/15/26	268,000	270,336
Icahn Enterprises LP, 4.750%, 9/15/24	430,000	428,925
Oppenheimer Holdings, Inc., 5.500%, 10/1/25	220,000	224,950
SLM Corp., 4.200%, 10/29/25	155,000	155,775
		1,079,986
Machinery: 0.8%
Hillenbrand, Inc., 5.750%, 6/15/25	100,000	103,666
Stevens Holding Co, Inc., 6.125%, 10/1/26(a)	200,000	206,500
		310,166
Media Content: 1.6%
AMC Networks, Inc., 5.000%, 4/1/24	173,000	172,825
Netflix, Inc., 5.875%, 2/15/25	264,000	286,770
Sirius XM Radio, Inc., 3.125%, 9/1/26(a)	200,000	190,941
		650,536
Metals/Mining Excluding Steel: 0.2%
Novelis Corp., 3.250%, 11/15/26(a)	70,000	66,413

The Accompanying Footnotes are an Integral Part of these Financial Statements

PENN CAPITAL FUNDS TRUST

PENN CAPITAL SHORT DURATION HIGH INCOME FUND

SCHEDULE OF INVESTMENTS

FEBRUARY 28, 2022 (UNAUDITED)

	Principal	Value
Monoline Insurance: 2.6%
MGIC Investment Corp., 5.750%, 8/15/23	$200,000	$208,000
NMI Holdings, Inc., 7.375%, 6/1/25(a)	375,000	403,071
Radian Group, Inc., 4.500%, 10/1/24	440,000	444,400
		1,055,471
Multi-Line Insurance: 1.4%
Enact Holdings, Inc., 6.500%, 8/15/25(a)	210,000	217,329
Genworth Holdings, Inc., 4.800%, 2/15/24	340,000	349,075
		566,404
Oil Field Equipment & Services: 1.0%
Exterran Energy Solutions LP / EES Finance Corp., 8.125%, 5/1/25	100,000	100,391
Oceaneering International, Inc., 4.650%, 11/15/24	171,000	168,285
TechnipFMC PLC, 6.500%, 2/1/26(a)	137,000	141,453
		410,129
Packaging: 3.5%
Crown Cork & Seal Co., Inc., 7.375%, 12/15/26	658,000	741,895
FXI Holdings, Inc., 7.875%, 11/1/24(a)	320,000	315,072
Owens-Brockway Glass Container, Inc., 5.875%, 8/15/23(a)	262,000	266,585
Pactiv LLC, 7.950%, 12/15/25	90,000	93,600
		1,417,152
Personal & Household Products: 1.7%
Avon Products, Inc., 6.500%, 3/15/23	280,000	284,550
CD&R Smokey Buyer, Inc., 6.750%, 7/15/25(a)	160,000	165,200
Newell Brands, Inc., 3.850%, 4/1/23	108,000	109,890
Turning Point Brands, Inc., 5.625%, 2/15/26(a)	124,000	120,900
		680,540
Pharmaceuticals: 1.5%
Bausch Health Cos, Inc., 9.000%, 12/15/25(a)	210,000	216,562
Elanco Animal Health, Inc., 5.272%, 8/28/23	200,000	206,000
Teva Pharmaceutical Finance Netherlands III BV, 6.000%, 4/15/24	200,000	203,560
		626,122
Real Estate Development & Management: 0.8%
Newmark Group, Inc., 6.125%, 11/15/23	310,000	323,439

Real Estate Investment Trusts (REITs): 5.5%
HAT Holdings I LLC, 6.000%, 4/15/25(a)	210,000	216,590
HAT Holdings I LLC, 3.375%, 6/15/26(a)	140,000	132,650
iStar, Inc., 4.750%, 10/1/24	220,000	221,650
Park Intermediate Holdings LLC, 7.500%, 6/1/25(a)	192,000	200,640
RLJ Lodging Trust LP, 3.750%, 7/1/26(a)	160,000	155,785
Service Properties Trust, 5.000%, 8/15/22	175,000	174,344
Service Properties Trust, 4.500%, 6/15/23	465,000	460,164
Service Properties Trust, 7.500%, 9/15/25	155,000	162,789
Starwood Property Trust, Inc., 5.500%, 11/1/23(a)	310,000	315,812
Starwood Property Trust, Inc., 3.750%, 12/31/24(a)	150,000	146,813
XHR LP, 6.375%, 8/15/25(a)	100,000	103,000
		2,290,237
Recreation & Travel: 2.8%
Carnival Corp., 10.500%, 2/1/26(a)	155,000	173,987
Royal Caribbean Cruises Ltd., 5.250%, 11/15/22	120,000	120,900
Royal Caribbean Cruises Ltd., 10.875%, 6/1/23(a)	600,000	644,022
SeaWorld Parks & Entertainment, Inc., 8.750%, 5/1/25(a)	205,000	215,250
		1,154,159
Restaurants: 1.1%
Brinker International, Inc., 3.875%, 5/15/23	220,000	222,079
Yum! Brands, Inc., 7.750%, 4/1/25(a)	200,000	208,390
		430,469
Specialty Retail: 3.2%
Abercrombie & Fitch Management Co., 8.750%, 7/15/25(a)	175,000	184,625
Bath & Body Works, Inc., 9.375%, 7/1/25(a)	193,000	225,810
G-III Apparel Group Ltd., 7.875%, 8/15/25(a)	215,000	226,556
Hanesbrands, Inc., 4.625%, 5/15/24(a)	215,000	217,956

The Accompanying Footnotes are an Integral Part of these Financial Statements

PENN CAPITAL FUNDS TRUST

PENN CAPITAL SHORT DURATION HIGH INCOME FUND

SCHEDULE OF INVESTMENTS

FEBRUARY 28, 2022 (UNAUDITED)

	Principal	Value
Michael Kors USA, Inc., 4.500%, 11/1/24(a)	$200,000	$205,432
QVC, Inc., 4.850%, 4/1/24	115,000	116,438
QVC, Inc., 4.450%, 2/15/25	130,000	129,328
		1,306,145
Steel Producers/Products: 0.8%
Carpenter Technology Corp., 4.450%, 3/1/23	130,000	130,823
Commercial Metals Co., 4.875%, 5/15/23	201,000	204,972
		335,795
Support - Services: 2.3%
Arrow Bidco LLC, 9.500%, 3/15/24(a)	146,000	148,190
Pitney Bowes, Inc., 4.625%, 3/15/24	165,000	168,300
Prime Security Services Borrower LLC, 5.250%, 4/15/24(a)	417,000	425,340
Sabre GLBL, Inc., 9.250%, 4/15/25(a)	170,000	191,719
		933,549
Tech Hardware & Equipment: 0.6%
Western Digital Corp., 4.750%, 2/15/26	95,000	98,724
Xerox Corp., 3.800%, 5/15/24	40,000	40,097
Xerox Corp., 4.375%, 3/15/23	100,000	101,000
		239,821
Telecom - Satellite: 1.0%
Hughes Satellite Systems Corp., 6.625%, 8/1/26	380,000	395,785

Telecom - Wireless: 3.4%
Sprint Corp., 7.125%, 6/15/24	1,053,000	1,138,567
Sprint Corp., 7.625%, 2/15/25	240,000	265,827
		1,404,394
Telecom - Wireline Integrated & Services: 2.6%
Lumen Technologies, Inc., 7.500%, 4/1/24	200,000	209,750
Cogent Communications Group, Inc., 3.500%, 5/1/26(a)	175,000	169,312
Qwest Corp., 7.250%, 9/15/25	630,000	696,150
		1,075,212
Theaters & Entertainment: 1.0%
Cinemark USA, Inc., 8.750%, 5/1/25(a)	90,000	94,275
Live Nation Entertainment, Inc., 4.875%, 11/1/24(a)	105,000	106,034
Six Flags Entertainment Corp., 4.875%, 7/31/24(a)	210,000	209,834
		410,143
Transport Infrastructure/Services: 0.8%
XPO Logistics, Inc., 6.250%, 5/1/25(a)	325,000	337,064
Total Corporate Bonds (cost $36,887,622)		36,344,681

	Shares
Mutual Funds: 6.4%
Penn Capital Floating Rate Income Fund - Institutional Class (b)	273,177	2,606,112
Total Mutual Funds (cost $2,672,721)		2,606,112

	Principal
Short-Term Investments: 2.5%
U.S. Bank Money Market Deposit Account, 0.00%(c)	$1,020,409	1,020,409
Total Short-Term Investments (cost $1,020,409)		1,020,409

Total Investments - 98.7% (cost $40,912,704)		40,294,712
Other Assets and Liabilities 1.3%		515,559
Net Assets: 100.0%		$40,810,271

Percentages are stated as a percent of net assets.

(a)

Securities purchased pursuant to Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “qualified institutional buyers.” As of February 28, 2022, the value of these investments was $14,333,869, or 35.1% of total net assets.

(b)	Affiliated company. See Note 7.

(c)	The rate shown is as of February 28, 2022.

The Accompanying Footnotes are an Integral Part of these Financial Statements

PENN CAPITAL FUNDS TRUST

PENN CAPITAL SHORT DURATION HIGH INCOME FUND

SCHEDULE OF INVESTMENTS

FEBRUARY 28, 2022 (UNAUDITED)

Country Exposure (as a percentage of total investments)
United States	91.6%
Canada	2.6%
Liberia	1.9%
United Kingdom	1.3%
Netherlands	1.1%
Cayman Islands	1.1%
Panama	0.4%

Asset Type (as a percentage of total investments) (Unaudited)

The Accompanying Footnotes are an Integral Part of these Financial Statements

PENN CAPITAL FUNDS TRUST

Penn Capital Special Situations Small Cap Equity Fund

SCHEDULE OF INVESTMENTS

FEBRUARY 28, 2022 (UNAUDITED)

	Number of Shares	Value
Common Stocks: 95.9%
Aerospace & Defense: 3.6%
Spirit AeroSystems Holdings, Inc. - Class A	6,835	$341,750
Triumph Group, Inc.*	12,376	309,895
		651,645
Airlines: 0.9%
Allegiant Travel Co.*	964	167,823

Auto Components: 3.2%
American Axle & Manufacturing Holdings, Inc.*	41,457	383,892
Dana, Inc.	10,461	194,784
		578,676
Banks: 10.5%
Ameris Bancorp	6,434	318,483
Cadence Bank	6,963	220,170
FB Financial Corp.	6,259	278,150
First BanCorp	22,199	313,450
Metropolitan Bank Holding Corp.*	2,131	217,895
PacWest Bancorp	4,600	227,332
South State Corp.	3,505	315,450
		1,890,930
Biotechnology: 0.8%
Halozyme Therapeutics, Inc.*	4,185	148,442

Capital Markets: 1.2%
Focus Financial Partners, Inc. - Class A*	4,438	222,077

Chemicals: 2.7%
Avient Corp.	4,914	257,445
Livent Corp.*	9,533	224,502
		481,947
Commercial Services & Supplies: 2.6%
Steelcase, Inc. - Class A	23,336	283,999
Viad Corp.*	5,356	187,139
		471,138
Containers & Packaging: 1.0%
O-I Glass, Inc.*	14,151	180,850

Electronic Equipment, Instruments & Components: 0.7%
Ouster, Inc.*	39,685	134,135
Energy Equipment & Services: 3.4%
Patterson-UTI Energy, Inc.	13,357	192,741
Weatherford International PLC*	14,564	413,618
		606,359
Food & Staples Retailing: 2.7%
BJ’s Wholesale Club Holdings, Inc.*	2,924	183,832
Performance Food Group Co.*	5,394	302,280
		486,112
Health Care Equipment & Supplies: 6.3%
Alphatec Holdings, Inc.*	24,679	271,962
Artivion, Inc.*	8,374	163,712
CONMED Corp.	2,010	293,782
Lantheus Holdings, Inc.*	4,729	226,141
SI-BONE, Inc.*	8,486	187,201
		1,142,798
Health Care Providers & Services: 7.1%
Acadia Healthcare Co., Inc.*	3,370	191,113
Community Health Systems, Inc.*	29,690	312,042
ModivCare, Inc.*	1,633	192,694
Option Care Health, Inc.*	10,362	266,303
R1 RCM, Inc.*	11,649	316,736
		1,278,888
Hotels, Restaurants & Leisure: 9.4%
Bally’s Corp.*	7,279	262,189
Boyd Gaming Corp.	3,304	234,386
Golden Entertainment, Inc.*	6,656	378,926
Papa John’s International, Inc.	1,190	127,116
Planet Fitness, Inc. - Class A*	2,999	253,805
Rush Street Interactive, Inc.*	17,339	179,112
SeaWorld Entertainment, Inc.*	3,759	260,837
		1,696,371
Household Durables: 0.9%
Installed Building Products, Inc.	1,586	153,366

IT Services: 1.8%
Sabre Corp.*	29,417	321,528

Machinery: 2.4%
Chart Industries, Inc.*	1,942	280,425
Hillman Solutions Corp.*	16,613	155,830
		436,255
Media: 6.7%
EW Scripps Co. - Class A*	16,364	364,263

The Accompanying Footnotes are an Integral Part of these Financial Statements

PENN CAPITAL FUNDS TRUST

PENN CAPITAL SPECIAL SITUATIONS SMALL CAP EQUITY FUND

SCHEDULE OF INVESTMENTS

FEBRUARY 28, 2022 (UNAUDITED)

	Number of Shares	Value
Gray Television, Inc.	14,734	$345,217
iHeartMedia, Inc. - Class A*	8,582	184,084
Nexstar Media Group, Inc. - Class A	1,698	314,215
		1,207,798
Metals & Mining: 3.6%
Carpenter Technology Corp.	5,374	206,308
Century Aluminum Co.*	8,889	209,958
Kaiser Aluminum Corp.	2,357	227,450
		643,716
Oil, Gas & Consumable Fuels: 5.7%
California Resources Corp.	6,824	281,354
Denbury, Inc.*	2,328	169,152
Northern Oil and Gas, Inc.	10,354	259,678
PDC Energy, Inc.	4,883	315,051
		1,025,235
Professional Services: 0.7%
Upwork, Inc.*	5,301	134,009

Real Estate Management & Development: 1.5%
Newmark Group, Inc. - Class A	15,533	274,623

Semiconductors & Semiconductor Equipment: 4.7%
Kulicke & Soffa Industries, Inc.	5,865	306,388
Rambus, Inc.*	8,825	238,275
Silicon Motion Technology Corp. ADR	4,293	311,414
		856,077
Software: 2.5%
Digital Turbine, Inc.*	3,542	171,716
Rapid7, Inc.*	2,634	272,514
		444,230
Specialty Retail: 2.3%
Caleres, Inc.	12,445	258,358
National Vision Holdings, Inc.*	4,101	150,384
		408,742
Technology Hardware, Storage & Peripherals: 1.4%
Pure Storage, Inc. - Class A*	10,034	260,282

Textiles, Apparel & Luxury Goods: 0.9%
Canada Goose Holdings, Inc.*	6,072	158,479

Trading Companies & Distributors: 3.5%
H&E Equipment Services, Inc.	8,618	359,888
NOW, Inc.*	29,838	278,687
		638,575
Wireless Telecommunication Services: 1.2%
Gogo, Inc.*	15,805	225,063
Total Common Stocks (cost $14,121,803)		17,326,150

Contingent Value Right: 0.0%
Media 0.0%
Media General, Inc.(a)*	1,867	19
Total Contingent Value Right (cost $0)		19

Equity Real Estate Investment Trusts (REITs): 3.0%
Essential Properties Realty Trust, Inc.	5,144	130,041
Pebblebrook Hotel Trust	5,618	126,461
Ryman Hospitality Properties, Inc.*	3,320	292,525
		549,027
Total REITS (cost $452,941)		549,027

Short-Term Investments: 1.2%
U.S. Bank Money Market Deposit Account, 0.00%(b)	223,831	223,831
Total Short-Term Investments (cost $223,831)		223,831

Total Investments - 100.1% (cost $14,798,575)		18,099,027
Liabilities in Excess of Other Assets (0.1)%		(24,734)
Net Assets: 100.0%		$18,074,293

Percentages are stated as a percent of net assets.

*	Non-income producing security.

(a)

Security has been valued at fair market value using significant unobservable inputs as determined in good faith by or under the direction of the PENN Capital Fund’s Board of Trustees. As of February 28, 2022, this security amounted to $19 or 0.0% of net assets.

(b)	The rate shown is as of February 28, 2022.

ADR - American Depositary Receipt

The Accompanying Footnotes are an Integral Part of these Financial Statements

PENN CAPITAL FUNDS TRUST

PENN CAPITAL SPECIAL SITUATIONS SMALL CAP EQUITY FUND

SCHEDULE OF INVESTMENTS

FEBRUARY 28, 2022 (UNAUDITED)

Country Exposure (as a percentage of total investments)
United States	93.4%
Ireland	2.3%
Puerto Rico	1.7%
Cayman Islands	1.7%
Canada	0.9%

Asset Type (as a percentage of total investments) (Unaudited)

The industry classifications presented in this report, present the Global Industry Classification Standard (GICS®). GICS® was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bank Global Fund Services.

The Accompanying Footnotes are an Integral Part of these Financial Statements

PENN Capital Funds Trust

Statements of Assets and Liabilities

FEBRUARY 28, 2022 (UNAUDITED)

Assets	Penn Capital Floating Rate Income Fund	Penn Capital Mid Cap Core Fund	Penn Capital Opportunistic High Income Fund	Penn Capital Short Duration High Income Fund	Penn Capital Special Situations Small Cap Equity Fund
Investments, at fair value(1)
Unaffiliated issuers	$33,571,941	$17,821,528	$18,059,743	$37,688,600	$18,099,027
Affiliated mutual fund (see Note 7)	—	—	1,492,157	2,606,112	—
Receivables:
Advisor reimbursement due	380	—	2,241	—	—
Dividends and interest	165,550	7,066	309,758	623,282	5,616
Investments sold	890,639	210,543	104,328	—	62,487
Other assets	10,639	11,371	11,030	8,800	10,996
Total assets	34,639,149	18,050,508	19,979,257	40,926,794	18,178,126

Liabilities
Payables:
Investments purchased	1,130,883	109,842	33,196	—	65,274
Fund shares redeemed	4,500	—	—	84,321	1,510
Investment advisory fees	—	7,963	—	1,145	7,006
Professional fees	10,157	6,305	9,312	9,046	6,306
Administration fees	10,614	3,639	14,315	16,097	2,182
Accrued expenses:
Other accrued expenses	7,317	17,953	11,739	5,914	21,555
Total liabilities	1,163,471	145,702	68,562	116,523	103,833
Net assets	$33,475,678	$17,904,806	$19,910,695	$40,810,271	$18,074,293

Composition of Net Assets
Paid-in capital	$36,853,795	$12,954,415	$20,887,700	$42,922,949	$14,023,114
Total distributable earnings/accumulated loss	(3,378,117)	4,950,391	(977,005)	(2,112,678)	4,051,179
Net assets	$33,475,678	$17,904,806	$19,910,695	$40,810,271	$18,074,293

Institutional Class
Net assets applicable to outstanding shares	$33,475,678	$17,904,806	$19,910,695	$40,810,271	$18,074,293
Shares of beneficial interest outstanding, no par value, unlimited authorization	3,507,409	1,226,227	2,100,740	4,295,619	1,137,662
Net asset value per share outstanding	$9.54	$14.60	$9.48	$9.50	$15.89

(1)	Investment in securities at cost
Unaffiliated issuers	$33,918,505	$13,176,535	$18,440,162	$38,239,983	$14,798,575
Affiliated mutual fund (see Note 7)	—	—	1,515,474	2,672,721	—

The Accompanying Footnotes are an Integral Part of these Financial Statements

PENN Capital Funds Trust

Statements of Operations

SIX MONTHS ENDED FEBRUARY 28, 2022 (UNAUDITED)

Investment Income (Loss)	Penn Capital Floating Rate Income Fund	Penn Capital Mid Cap Core Fund	Penn Capital Opportunistic High Income Fund	Penn Capital Short Duration High Income Fund	Penn Capital Special Situations Small Cap Equity Fund
Income
Dividends*
Unaffiliated dividends	$—	$70,150	$4,527	$—	$54,103
Dividend distributions from affiliated mutual fund (see Note 7)	—	—	15,474	36,081	—
Interest	615,743	—	501,617	682,076	—
Total income	615,743	70,150	521,618	718,157	54,103

Expenses
Advisory fees	88,481	82,704	67,254	95,942	79,766
Administration and accounting fees	38,806	15,155	34,243	43,946	14,920
Professional fees	10,974	10,952	10,965	11,014	10,932
Registration and filing fees	10,920	10,870	10,750	9,535	10,870
Printing and shareholder reporting fees	5,620	5,186	4,987	5,186	4,804
Service Fees	4,826	—	—	—	—
Transfer agent fees	2,930	2,676	2,548	3,556	2,166
Custodian fees	2,693	2,166	2,599	2,293	4,310
Officer fees	679	648	659	721	638
Director fees	541	421	424	591	417
Interest Expenses	—	1	—	15	100
Other expenses	202	4,279	202	204	4,279
Total expenses	166,672	135,058	134,631	173,003	133,202
Expense waiver and reimbursement from Advisor	(63,715)	(37,650)	(64,237)	(57,859)	(41,581)
Net expenses	102,957	97,408	70,394	115,144	91,621
Net investment income (loss)	512,786	(27,258)	451,224	603,013	(37,518)

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments
Unaffiliated issuers	(9,330)	773,838	4,322	316,099	1,241,788
Net change in unrealized appreciation (depreciation)
Unaffiliated issuers	(478,215)	(1,282,482)	(998,473)	(1,313,840)	(1,239,554)
Affiliated Mutual Fund (See Note 7)	—	—	(23,317)	(38,802)	—
Net realized and unrealized gain (loss) on investments	(487,545)	(508,644)	(1,017,468)	(1,036,543)	2,234
Net increase (decrease) in net assets resulting from operations	$25,241	$(535,902)	$(566,244)	$(433,530)	$(35,284)

* Net of foreign taxes withheld	$—	$—	$—	$—	$(515)

The Accompanying Footnotes are an Integral Part of these Financial Statements

PENN Capital Funds Trust

Statements of Changes in Net Assets

	Penn Capital Floating Rate Income Fund			Penn Capital Mid Cap Core Fund
Increase (Decrease) in Net Assets	Six Months Ended February 28, 2022 (Unaudited)	Fiscal Period Ended August 31, 2021	Fiscal Year Ended June 30, 2021	Six Months Ended February 28, 2022 (Unaudited)	Fiscal Period Ended August 31, 2021	Fiscal Year Ended June 30, 2021
Operations
Net investment income (loss)	$512,786	$163,899	$1,128,984	$(27,258)	$(9,065)	$53,376
Net realized gain (loss) on investments:
Unaffiliated issuers	(9,330)	(17,851)	230,733	773,838	485,294	2,734,210
Net change in unrealized appreciation (depreciation)	(478,215)	(69,256)	1,247,840	(1,282,482)	(468,266)	3,642,695
Net increase (decrease) in net assets resulting from operations	25,241	76,792	2,607,557	(535,902)	7,963	6,430,281

Dividends and distributions to shareholders
Net dividends and distributions from net investment income and realized gain - Institutional Class	(498,141)	(162,263)	(1,132,139)	(2,002,649)	—	(1,241)
Total dividends and distributions to shareholders	(498,141)	(162,263)	(1,132,139)	(2,002,649)	—	(1,241)

Capital share transactions
Net proceeds from sale of shares	3,507,424	991,623	1,047,183	297,267	28,349	761,046
Dividends and distributions reinvested	300,579	92,597	782,402	1,592,242	—	1,238
Cost of shares redeemed	(1,052,211)	(491,776)	(8,169,914)	(305,846)	(1,148,821)	(3,185,190)
Net increase (decrease) in net assets resulting from capital share transactions	2,755,792	592,444	(6,340,329)	1,583,663	(1,120,472)	(2,422,906)

Net increase (decrease) in net assets	2,282,892	506,973	(4,864,911)	(954,888)	(1,112,509)	4,006,134

Net Assets
Beginning of period	31,192,786	30,685,813	35,550,724	18,859,694	19,972,203	15,966,069

End of period	$33,475,678	$31,192,786	$30,685,813	$17,904,806	$18,859,694	$19,972,203

The Accompanying Footnotes are an Integral Part of these Financial Statements

PENN Capital Funds Trust

Statements of Changes in Net Assets

Penn Capital Opportunistic High Income Fund			Penn Capital Short Duration High Income Fund			Penn Capital Special Situations Small Cap Equity Fund
Six Months Ended February 28, 2022 (Unaudited)	Fiscal Period Ended August 31, 2021	Fiscal Year Ended June 30, 2021	Six Months Ended February 28, 2022 (Unaudited)	Fiscal Period Ended August 31, 2021	Fiscal Year Ended June 30, 2021	Six Months Ended February 28, 2022 (Unaudited)	Fiscal Period Ended August 31, 2021	Fiscal Year Ended June 30, 2021

$451,224	$153,322	$1,051,849	$603,013	$209,362	$1,640,318	$(37,518)	$(12,786)	$(2,414)

4,322	137,452	1,153,263	316,099	93,746	807,835	1,241,788	338,177	3,817,804
(1,021,790)	(206,077)	1,056,483	(1,352,642)	(126,700)	1,088,068	(1,239,554)	(463,507)	4,502,499
(566,244)	84,697	3,261,595	(433,530)	176,408	3,536,221	(35,284)	(138,116)	8,317,889

(428,879)	(156,147)	(1,055,682)	(570,205)	(213,906)	(1,641,797)	(3,352,825)	—	—
(428,879)	(156,147)	(1,055,682)	(570,205)	(213,906)	(1,641,797)	(3,352,825)	—	—

1,870,108	2,753	1,355,922	1,294,521	4,619,400	3,314,698	2,855,452	312,961	2,775,232
337,462	120,747	1,034,753	512,947	190,157	1,493,984	2,834,632	—	—
(260,517)	(1,192,655)	(2,316,469)	(3,864,444)	(1,081,292)	(10,984,422)	(1,121,476)	(203,662)	(1,415,714)
1,947,053	(1,069,155)	74,206	(2,056,976)	3,728,265	(6,175,740)	4,568,608	109,299	1,359,518

951,930	(1,140,605)	2,280,119	(3,060,711)	3,690,767	(4,281,316)	1,180,499	(28,817)	9,677,407

18,958,765	20,099,370	17,819,251	43,870,982	40,180,215	44,461,531	16,893,794	16,922,611	7,245,204

$19,910,695	$18,958,765	$20,099,370	$40,810,271	$43,870,982	$40,180,215	$18,074,293	$16,893,794	$16,922,611

The Accompanying Footnotes are an Integral Part of these Financial Statements

PENN Capital Funds Trust

Financial Highlights

	Per Common Share Data(a)
		Income from investment operations				Distributions to shareholders
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses)	Total from investment operations		Dividends from net investment income		Distributions from capital gains	Total distributions
Penn Capital Floating Rate Income Fund
Institutional Class
9/1/21 to 2/28/22 (Unaudited)	$9.68	0.15	(0.14)	0.01		(0.15)		—	(0.15)
7/1/21 to 8/31/21(e)	$9.70	0.05	(0.02)	0.03		(0.05)		—	(0.05)
7/1/20 to 6/30/21	$9.30	0.33	0.40	0.73		(0.33)		—	(0.33)
7/1/19 to 6/30/20	$9.97	0.42	(0.67)	0.25	(g)	(0.42)		—	(0.42)
7/1/18 to 6/30/19	$10.09	0.48	(0.09)	0.39	(g)	(0.51)		—	(0.51)
7/1/17 to 6/30/18	$10.21	0.43	(0.06)	0.37		(0.43)		(0.06)	(0.49)
7/1/16 to 6/30/17	$10.09	0.40	0.17	0.57		(0.40)		(0.05)	(0.45)
Penn Capital Mid Cap Core Fund
Institutional Class
9/1/21 to 2/28/22 (Unaudited)	$16.79	(0.02)	(0.40)	(0.42)		(0.05)		(1.72)	(1.77)
7/1/21 to 8/31/21(e)	$16.76	(0.01)	0.04	0.03		—		—	—
7/1/20 to 6/30/21	$11.49	0.03	5.24	5.27		(0.00	)(i)	—	(0.00	)(i)
7/1/19 to 6/30/20	$12.68	— (i)	(0.60)	(0.60)		—		(0.59)	(0.59)
7/1/18 to 6/30/19	$13.55	(0.01)	0.37	0.36	(g)	—		(1.23)	(1.23)
7/1/17 to 6/30/18	$11.73	(0.04)	2.07	2.03		—		(0.21)	(0.21)
7/1/16 to 6/30/17	$9.65	(0.02)	2.10	2.08		—		—	—
Penn Capital Opportunisitic High Income Fund
Institutional Class
9/1/21 to 2/28/22 (Unaudited)	$9.96	0.23	(0.50)	(0.27)		(0.21)		—	(0.21)
7/1/21 to 8/31/21(e)	$10.00	0.08	(0.04)	0.04		(0.08)		—	(0.08)
7/1/20 to 6/30/21	$8.88	0.54	1.12	1.66		(0.54)		—	(0.54)
7/1/19 to 6/30/20	$9.99	0.53	(1.10)	(0.57	)(g)	(0.54)		—	(0.54)
7/1/18 to 6/30/19	$10.06	0.59	(0.02)	0.57	(g)	(0.61)		(0.03)	(0.64)
7/1/17 to 6/30/18	$10.52	0.61	(0.22)	0.39	(g)	(0.63)		(0.22)	(0.85)
7/1/16 to 6/30/17	$9.95	0.73	0.56	1.29		(0.72)		—	(0.72)
Penn Capital Short Duration High Income Fund
Institutional Class
9/1/21 to 2/28/22 (Unaudited)	$9.73	0.14	(0.24)	(0.10)		(0.13)		—	(0.13)
7/1/21 to 8/31/21(e)	$9.74	0.05	(0.01)	0.04		(0.05)		—	(0.05)
7/1/20 to 6/30/21	$9.33	0.36	0.41	0.77		(0.36)		—	(0.36)
7/1/19 to 6/30/20	$9.93	0.37	(0.59)	(0.22)		(0.38)		—	(0.38)
7/1/18 to 6/30/19	$9.85	0.35	0.10	0.45	(g)	(0.37)		—	(0.37)
7/17/17(f) to 6/30/18	$10.00	0.27	(0.17)	0.10		(0.25)		—	(0.25)

(a)	Information presented related to a share outstanding for the entire period.
(b)	Annualized for periods less than one full year.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(d)	Not annualized.
(e)	The Funds changed their fiscal year end to August 31.
(f)	Commencement of operations.

The Accompanying Footnotes are an Integral Part of these Financial Statements

PENN Capital Funds Trust

Financial Highlights

Per Common Share Data(a)		Supplemental data and ratios

Net asset value, end of period	Total return(d)	Net assets, end of period (in 000’s)	Ratio of expenses to average net assets, including waivers and reimbursement(b)		Ratio of expenses to average net assets, excluding waivers and reimbursement(b)	Ratio of net investment income (loss) to average net assets, including waivers and reimbursement(b)		Ratio of net investment income (loss) to average net assets, excluding waivers and reimbursement(b)	Portfolio turnover rate(c)(d)

$9.54	0.07%	$33,476	0.64%		1.04%	3.19%		2.79%	19%
$9.68	0.32%	$31,193	0.64%		1.16%	3.13%		2.61%	3%
$9.70	7.95%	$30,685	0.64%		1.52%	3.41%		2.53%	46%
$9.30	(2.57)%	$35,551	0.64%		1.37%	4.33%		3.60%	93%
$9.97	4.04%	$37,485	0.64%		1.43%	4.89%		4.10%	57%
$10.09	3.71%	$31,729	0.65	%(h)	1.64%	4.31	%(h)	3.32%	65%
$10.21	5.66%	$25,031	0.74%		1.95%	3.90%		2.69%	108%

$14.60	(2.97)%	$17,905	1.06%		1.47%	(0.30)%		(0.71)%	16%
$16.79	0.18%	$18,860	1.06%		1.70%	(0.28)%		(0.92)%	3%
$16.76	45.88%	$19,972	1.06%		2.19%	0.30%		(0.83)%	59%
$11.49	(5.23)%	$15,966	1.06%		2.14%	(0.04)%		(1.12)%	57%
$12.68	3.64%	$14,363	1.06%		2.20%	(0.11)%		(1.25)%	40%
$13.55	17.41%	$14,910	1.06%		2.38%	(0.34)%		(1.66)%	64%
$11.73	21.55%	$11,027	1.06%		2.63%	(0.29)%		(1.86)%	91%

$9.48	(2.72)%	$19,911	0.72%		1.38%	4.63%		3.97%	42%
$9.96	0.43%	$18,959	0.72%		1.65%	4.69%		3.76%	18%
$10.00	19.08%	$20,099	0.72%		2.08%	5.27%		4.21%	156%
$8.88	(5.86)%	$17,819	0.72%		2.08%	5.66%		4.30%	149%
$9.99	5.83%	$15,236	0.72%		2.26%	5.90%		4.36%	85%
$10.06	3.81%	$13,814	0.72%		2.80%	5.89%		3.81%	66%
$10.52	13.36%	$8,772	0.72%		3.25%	7.01%		4.48%	79%

$9.50	(1.05)%	$40,810	0.54%		0.81%	2.83%		2.56%	34%
$9.73	0.41%	$43,871	0.54%		0.99%	2.97%		2.52%	11%
$9.74	11.96%	$40,180	0.54%		1.16%	3.77%		3.15%	104%
$9.33	(2.33)%	$44,462	0.54%		1.15%	3.87%		3.26%	113%
$9.93	4.65%	$34,924	0.54%		1.44%	3.75%		2.85%	48%
$9.85	1.03%	$12,436	0.54%		2.70%	3.08%		0.92%	39%

(g)	Total from investment operations per share includes redemption fees of less than $0.01 per share.
(h)	Expense waiver of 0.64% was implemented on August 1, 2017.
(i)	Amount is less than $0.005 per share.

The Accompanying Footnotes are an Integral Part of these Financial Statements

PENN Capital Funds Trust

Financial Highlights

	Per Common Share Data(a)
		Income from investment operations				Distributions to shareholders
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses)	Total from investment operations		Dividends from net investment income	Distributions from capital gains	Total distributions
Penn Capital Special Situations Small Cap Equity Fund
Institutional Class
9/1/21 to 2/28/22 (Unaudited)	$19.62	(0.04)	0.12	0.08		—	(3.81)	(3.81)
7/1/21 to 8/31/21(e)	$19.79	(0.01)	(0.16)	(0.17)		—	—	—
7/1/20 to 6/30/21	$9.33	(0.01)	10.47	10.46		—	—	—
7/1/19 to 6/30/20	$10.67	(0.03)	(1.31)	(1.34)		—	—	—
7/1/18 to 6/30/19	$12.59	(0.05)	(0.98)	(1.03	)(f)	—	(0.89)	(0.89)
7/1/17 to 6/30/18	$11.71	(0.08)	2.36	2.28	(f)	—	(1.40)	(1.40)
7/1/16 to 6/30/17	$10.32	(0.04)	2.24	2.20	(f)	—	(0.81)	(0.81)

(a)	Information presented related to a share outstanding for the entire period.
(b)	Annualized for periods less than one full year.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(d)	Not annualized.
(e)	The Funds changed their fiscal year end to August 31.
(f)	Total from investment operations per share includes redemption fees of less than $0.01 per share.
(g)	Expense waiver of 0.64% was implemented on August 1, 2017.
(h)	Amount is less than $0.005 per share.

The Accompanying Footnotes are an Integral Part of these Financial Statements

PENN Capital Funds Trust

Financial Highlights

Per Common Share Data(a)		Supplemental data and ratios

Net asset value, end of period	Total return(d)	Net assets, end of period (in 000’s)	Ratio of expenses to average net assets, including waivers and reimbursement(b)	Ratio of expenses to average net assets, excluding waivers and reimbursement(b)	Ratio of net investment income (loss) to average net assets, including waivers and reimbursement(b)	Ratio of net investment income (loss) to average net assets, excluding waivers and reimbursement(b)	Portfolio turnover rate(c)(d)

$15.89	(0.26)%	$18,074	1.09%	1.59%	(0.45)%	(0.94)%	42%
$19.62	(0.86)%	$16,894	1.09%	1.71%	(0.46)%	(1.08)%	11%
$19.79	112.11%	$16,923	1.09%	2.97%	(0.02)%	(1.90)%	132%
$9.33	(12.56)%	$7,245	1.09%	3.09%	(0.42)%	(2.42)%	115%
$10.67	(7.91)%	$10,198	1.09%	2.38%	(0.35)%	(1.64)%	97%
$12.59	20.31%	$21,289	1.09%	2.09%	(0.64)%	(1.64)%	105%
$11.71	21.52%	$21,867	1.09%	2.19%	(0.54)%	(1.64)%	101%

The Accompanying Footnotes are an Integral Part of these Financial Statements

PENN CAPITAL FUNDS TRUST

Notes to the Financial Statements

FEBRUARY 28, 2022 (UNAUDITED)

1. Organization

PENN Capital Funds Trust (the “Trust”) was organized as a Delaware statutory trust on August 29, 2014, and is registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as an open-end management investment company. The Trust consists of five series that are available for investment: the Penn Capital Floating Rate Income Fund (formerly, the Penn Capital Defensive Floating Rate Income Fund), the Penn Capital Mid Cap Core Fund (formerly, the Penn Capital Managed Alpha SMID Cap Equity Fund), the Penn Capital Opportunistic High Income Fund (formerly, the Penn Capital Multi-Credit High Income Fund), the Penn Capital Short Duration High Income Fund (formerly, the Penn Capital Defensive Short Duration High Income Fund), and the Penn Capital Special Situations Small Cap Equity Fund (collectively referred to as the “Funds” and each individually referred to as a “Fund”). Two other series, the Penn Capital Micro Cap Equity Fund and the Penn Capital Enterprise Value Small Cap Equity Fund, are not currently offered. The Funds follow the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services - Investment Companies”.

The Penn Capital Floating Rate Income Fund’s investment objective is to seek to provide current income. The Penn Capital Floating Rate Income Fund commenced operations on November 30, 2015.

The Penn Capital Opportunistic High Income Fund’s investment objective is to seek to provide total return through interest income and capital appreciation. The Penn Capital Opportunistic High Income Fund commenced operations on November 30, 2015.

The Penn Capital Short Duration High Income Fund’s investment objective is to seek to provide a high level of current income. The Penn Capital Short Duration High Income Fund commenced operations on July 17, 2017.

The Penn Capital Mid Cap Core Fund and the Penn Capital Special Situations Small Cap Equity Fund’s investment objective is to seek to provide capital appreciation. The Penn Capital Mid Cap Core Fund commenced operations on November 30, 2015. The Penn Capital Special Situations Small Cap Equity Fund commenced operations on December 17, 2015.

Each Fund’s investment objective is non-fundamental, and may be changed by the Trust’s Board of Trustees (the “Board” or “Trustees”) without shareholder approval. Unless otherwise noted, all of the other investment policies and strategies described in the Prospectus or hereafter are nonfundamental. The Penn Capital Management Company, LLC (the “Advisor” or “Penn Capital”) serves as the investment advisor to the Funds.

The Trust offers Institutional Class shares for the Penn Capital Floating Rate Income Fund, the Penn Capital Mid Cap Core Fund, the Penn Capital Opportunistic High Income Fund, the Penn Capital Special Situations Small Cap Equity Fund and the Penn Capital Short Duration High Income Fund. The Trust has also registered two other series, each with one class: the Penn Capital Micro Cap Equity Fund and the Penn Capital Enterprise Value Small Cap Equity Fund: Institutional Class. Institutional Class shares do not have a front-end or back-end sales charge. The Penn Capital Micro Cap Equity Fund and Penn Capital Enterprise Value Small Cap Fund have not commenced operations as of February 28, 2022.

The end of the reporting period for the Funds is February 28, 2022, and the period covered by these Notes to Financial Statements is the six-months ended February 28, 2022 (the “current fiscal period”).

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

A.    Investment Valuation

The Funds use the following valuation methods to determine fair value as either fair value for investments for which market quotations are available, or if not available, the fair value, as determined in good faith pursuant to such policies and procedures as may be approved by the Trust’s Board from time to time. The valuation of the portfolio investments of the Funds currently includes the following processes:

Portfolio securities listed on a national or foreign securities exchange, except those listed on the NASDAQ® Stock Market and Small CapSM exchanges (“NASDAQ®”), for which market quotations are available, are valued at the official closing price of such exchange on each business day (defined as days on which the Funds are open for business (“Business Day”)). Portfolio securities

PENN CAPITAL FUNDS TRUST

NOTES TO THE FINANCIAL STATEMENTS

FEBRUARY 28, 2022 (UNAUDITED)

traded on the NASDAQ® will be valued at the NASDAQ® Official Closing Price on each Business Day. If there is no such reported sale on an exchange or NASDAQ®, the portfolio security will be valued at the most recent quoted bid price. Price information on listed securities is taken from the exchange where the security is primarily traded.

Other assets and securities for which no quotations are readily available (such as for certain restricted or unlisted securities and private placements) or that may not be reliably priced (such as in the case of trade suspensions or halts, price movement limits set by certain foreign markets, and thinly traded or illiquid securities) will be valued in good faith at fair value using procedures and methods approved by the Board. Under the procedures adopted by the Board, the Board has delegated day-to-day responsibility for fair value determinations to a Valuation Committee comprised of representatives from the Advisor.

A Fund’s portfolio holdings may also consist of shares of other investment companies in which the Fund invests. The value of each such investment company will be its net asset value (“NAV”) at the time the Fund’s shares are priced. Each investment company calculates its NAV based on the current market value for its portfolio holdings. Each investment company values securities and other instruments in a manner as described in that investment company’s prospectus. The investment company’s prospectus explains the circumstances under which the company will use fair value pricing and the effects of using fair value pricing.

Because a Fund may invest in foreign securities, the Fund’s NAV may change on days when a shareholder will not be able to purchase or redeem Fund shares because foreign markets are open at times and on days when U.S. markets are not. Investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined. Foreign currency exchange rates are generally determined as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern time). If an event that could materially affect the value of the Fund’s foreign securities has occurred between the time the securities were last traded and the time that the Fund calculates its NAV, the closing price of the Fund’s securities may no longer reflect their market value at the time the Fund calculates its NAV. In such a case, the Fund may use fair value methods to value such securities.

Fixed income securities shall be valued at the evaluated bid price supplied by the Fund’s pricing agent based on broker-dealer supplied valuations and other criteria, or directly by independent brokers when the pricing agent does not provide a price or the Valuation Committee does not believe that the pricing agent price reflects the current market value. If a price of a position is sought using independent brokers, the Advisor shall seek to obtain an evaluation bid price from at least two independent brokers who are knowledgeable about the position. The price of the position would be deemed to be an average of such bid prices. In the absence of sufficient broker dealer quotes, securities shall be valued at fair value pursuant to procedures adopted by the Board.

Bank loans are not listed on any securities exchange or board of trade. They are typically bought and sold by institutional investors in individually negotiated private transactions that function in many respects like an over-the-counter secondary market. This market generally has fewer trades and less liquidity than the secondary market for other types of securities. Some bank loans have few or no trades, or trade infrequently, and information regarding a specific bank loan may not be widely available or may be incomplete. Except as otherwise specified, bank loan securities shall be valued at the evaluated bid prices supplied by the Fund’s pricing agent based on broker-dealer supplied valuations and other criteria, such as, issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets, or directly by independent brokers when the pricing agent does not provide a price or the Valuation Committee does not believe that the pricing agent price reflects the current market value. If a price of a position is sought using independent brokers, the Advisor shall seek to obtain a bid price from at least two independent brokers who are knowledgeable about the position. The price of the position would be deemed to be an average of such bid prices. In the absence of sufficient broker dealer quotes, securities shall be valued at fair value pursuant to procedures adopted by the Board.

Occasionally, reliable market quotations are not readily available (such as for certain restricted or unlisted securities and private placements) or securities and other assets may not be reliably priced (such as in the case of trade suspensions or halts, price movement limits set by certain foreign markets, and thinly traded or illiquid securities), or there may be events affecting the value of foreign securities or other securities held by the Funds that occur when regular trading on foreign or other exchanges is closed, but before trading on the NYSE is closed. Fair value determinations are then made in good faith in accordance with procedures adopted by the Board. Under the procedures adopted by the Board, the Board has delegated the responsibility for making fair value determinations to a Valuation Committee, subject to the Board’s oversight. Generally, the fair value of a portfolio security or other asset shall be the amount that the owner of the security or asset might reasonably expect to receive upon its current sale. A three-tier

PENN CAPITAL FUNDS TRUST

NOTES TO THE FINANCIAL STATEMENTS

FEBRUARY 28, 2022 (UNAUDITED)

hierarchy is utilized to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability and are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability and are developed based on the best information available under the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

Level 1 — Prices are determined using quoted prices in active markets for identical securities.

Level 2 — Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 — Prices are determined using significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments).

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following table summarizes the inputs used as of the end of the reporting period, in valuing each Fund’s investments:

Description
Penn Capital Floating Rate Income Fund	Level 1	Level 2	Level 3	Total
Investments in Securities(a)
Bank Loans	$—	$27,882,095	$—	$27,882,095
Convertible Bonds	—	272,100	—	272,100
Corporate Bonds	—	4,088,404	—	4,088,404
Short-Term Investments	1,329,342	—	—	1,329,342
Total Investments in Securities	$1,329,342	$32,242,599	$—	$33,571,941

Penn Capital Mid Cap Core Fund	Level 1	Level 2	Level 3	Total
Investments in Securities(a)
Common Stocks	$16,528,626	$—	$—	$16,528,626
Real Estate Investment Trusts (REITs)	726,584	—	—	726,584
Short-Term Investments	566,318	—	—	566,318
Total Investments in Securities	$17,821,528	$—	$—	$17,821,528

PENN CAPITAL FUNDS TRUST

NOTES TO THE FINANCIAL STATEMENTS

FEBRUARY 28, 2022 (UNAUDITED)

Penn Capital Opportunistic High Income Fund	Level 1	Level 2	Level 3	Total
Investments in Securities(a)
Convertible Bonds	$—	$578,173	$—	$578,173
Corporate Bonds	—	17,215,421	—	17,215,421
Bank Loans	—	160,735	—	160,735
Real Estate Investment Trusts (REITs)	105,414	—	—	105,414
Mutual Funds	1,492,157	—	—	1,492,157
Total Investments in Securities	$1,597,571	$17,954,329	$—	$19,551,900

Penn Capital Short Duration High Income Fund	Level 1	Level 2	Level 3	Total
Investments in Securities(a)
Convertible Bonds	$—	$323,510	$—	$323,510
Corporate Bonds	—	36,344,681	—	36,344,681
Mutual Funds	2,606,112	—	—	2,606,112
Short-Term Investments	1,020,409	—	—	1,020,409
Total Investments in Securities	$3,626,521	$36,668,191	$—	$40,294,712

Penn Capital Special Situations Small Cap Equity Fund	Level 1	Level 2	Level 3	Total
Investments in Securities(a)
Common Stocks	$17,326,150	$—	$—	$17,326,150
Contigent Value Rights	—	—	19	19
Real Estate Investment Trusts (REITs)	549,027	—	—	549,027
Short-Term Investments	223,831	—	—	223,831
Total Investments in Securities	$18,099,008	$—	$19	$18,099,027

(a)	All other industry classifications are identified in the Schedule of Investments for each Fund.

During the current fiscal period, the Funds had no significant Level 3 transfers.

B. Investment Transactions and Related Investment Income

Investment transactions are accounted for on a trade-date basis. Interest income is recorded on the accrual basis, including the amortization of premiums and accretion of discounts on bonds held using the yield-to-maturity method. Dividend income is recognized on ex-dividend date.

Realized gains and losses on investment transactions and unrealized appreciation and depreciation of investments are reported for financial statement and federal income tax purposes on the identified cost method.

C. Expenses

Certain expenses are shared with The RBB Fund, Inc. (“RBB”), an affiliated fund. Expenses incurred on behalf of a specific class, fund or fund family of the Trust or RBB are charged directly to the class, fund or fund family (in proportion to net assets). Expenses incurred for all of the funds (such as trustee or professional fees) are charged to all funds in proportion to their average net assets of the Trust and RBB, or in such other manner as the Board deems fair or equitable.

PENN CAPITAL FUNDS TRUST

NOTES TO THE FINANCIAL STATEMENTS

FEBRUARY 28, 2022 (UNAUDITED)

D. Use of Estimates

The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting year. Actual results could differ from those estimates.

E. Dividends and Distributions

Dividends and distributions to Shareholders are recorded on the ex-date. The Penn Capital Floating Rate Income Fund, Penn Capital Opportunistic High Income Fund and the Penn Capital Short Duration High Income Fund declare and distribute their net investment income, if any, monthly and make distributions of their net realized capital gains, if any, at least annually, usually in December. The Penn Capital Mid Cap Core Fund and the Penn Capital Special Situations Small Cap Equity Fund declare and distribute their net investment income, if any, annually and make distributions of net realized capital gains, if any, at least annually, usually in December.

The character of distributions made during the period from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. In addition, due to the timing of dividend distributions, the fiscal period in which the amounts are distributed may differ from the period that income or realized gains (losses) were recorded by each Fund.

F. Federal Income Taxes

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. If so qualified, the Funds will not be subject to federal income tax to the extent they distribute all of their net investment income and capital gains to shareholders. Therefore, no federal income tax provision is required.

The Funds evaluate tax positions taken or expected to be taken in the course of preparing their tax returns to determine whether it is more-likely-than-not (i.e., greater than 50%) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Funds did not record any tax provision in the current period and have no provision for taxes in the financial statements. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last three open tax year ends, as applicable) and on-going analysis of and changes to tax laws, regulations and interpretations thereof.

G. Indemnifications

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust and each Fund. In addition, in the normal course of business, the Trust may enter into contracts that provide general indemnification to other parties. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred, and may not occur. However, the Trust has not had prior claims or losses pursuant to these contracts and considers the risk of loss to be remote.

3. Agreements and Related Party Transactions

Investment Advisory Agreement

The Trust has entered into an investment advisory agreement with the Advisor. Under the terms of the agreement, each Fund pays the Advisor a fee, payable at the end of each month, at an annual rate, set forth in the table below, of the respective Fund’s average daily net assets.

Penn Capital Floating Rate Income Fund	0.55%
Penn Capital Mid Cap Core Fund	0.90%
Penn Capital Opportunistic High Income Fund	0.69%
Penn Capital Short Duration High Income Fund	0.45%
Penn Capital Special Situations Small Cap Equity Fund	0.95%

PENN CAPITAL FUNDS TRUST

NOTES TO THE FINANCIAL STATEMENTS

FEBRUARY 28, 2022 (UNAUDITED)

With respect to each Fund other than the Penn Capital Opportunistic High Income Fund and the Penn Capital Short Duration High Income Fund, the Advisor has contractually agreed to waive its fees and/or pay Fund expenses so that the Funds’ total annual operating expenses (excluding any acquired fund fees and expenses, taxes, interest, brokerage fees, certain insurance costs, and extraordinary and other non-routine expenses) do not exceed the amounts shown below as a percentage of each Fund’s average daily net assets. With respect to the Penn Capital Opportunistic High Income Fund and the Penn Capital Short Duration High Income Fund, the Advisor has contractually agreed to waive its fees and/or pay Fund expenses so that the Fund’s total annual operating expenses (including any acquired fund fees and expenses incurred by the Fund as a result of its investments in other investment companies managed by the Advisor, but excluding any acquired fund fees and expenses incurred by the Fund as a result of its investments in unaffiliated investment companies, taxes, interest, brokerage fees, certain insurance costs, and extraordinary and other non-routine expenses) do not exceed the amounts shown below as a percentage of each Fund’s average daily net assets. The expense limitation agreement will remain in place through April 1, 2023. Thereafter, the expense limitation agreement for the Funds will be reviewed annually by the Advisor and the Board.

Institutional Class
Penn Capital Floating Rate Income Fund	0.64%
Penn Capital Mid Cap Core Fund	1.06%
Penn Capital Opportunistic High Income Fund	0.72%
Penn Capital Short Duration High Income Fund	0.54%
Penn Capital Special Situations Small Cap Equity Fund	1.09%

PENN CAPITAL FUNDS TRUST

NOTES TO THE FINANCIAL STATEMENTS

FEBRUARY 28, 2022 (UNAUDITED)

Any waived or reimbursed expenses by the Advisor to the Funds excluding any waivers related to acquired fund fees and expenses incurred by the Funds as a result of its investments in other investment companies managed by the Advisor, are subject to repayment by a Fund in the three years following the date the fees were waived or the expenses were paid, provided that the respective Fund is able to make the repayment without exceeding the Fund’s expense limitation in place when the fees were waived or expenses paid. The Advisor’s waived fees and paid expenses that are subject to potential recoupment are as follows:

Fiscal Period Incurred	Amount Waived/ Expense Assumed		Amount Recouped	Amount Subject to Potential Recoupment	Year of Expiration
Penn Capital Floating Rate Income Fund
June 30, 2020	$308,125		$—	$308,125	2023
June 30, 2021	291,063		—	291,063	2024
August 31, 2021(1)	27,409		—	27,409	2024
February 28, 2022(2)	63,715		—	63,715	2025
Total	$690,312		$—	$690,312
Penn Capital Mid Cap Core Fund
June 30, 2020	$169,526		$—	$169,526	2023
June 30, 2021	198,611		—	198,611	2024
August 31, 2021(1)	20,635		—	20,635	2024
February 28, 2022(2)	37,650		—	37,650	2025
Total	$426,422		$—	$426,422
Penn Capital Opportunistic High Income Fund
June 30, 2020	$241,623	(3)	$—	$221,552	2023
June 30, 2021	256,142	(3)	—	253,063	2024
August 31, 2021(1)	30,361		—	30,361	2024
February 28, 2022(2)	64,237	(3)	—	61,554	2025
Total	$592,363		$—	$566,530
Penn Capital Short Duration High Income Fund
June 30, 2020	$258,497	(3)	$—	$251,625	2023
June 30, 2021	271,231	(3)	—	265,384	2024
August 31, 2021(1)	33,215	(3)	—	31,724	2024
February 28, 2022(2)	57,859	(3)	—	50,587	2025
Total	$620,802		$—	$599,320
Penn Capital Special Situations Small Cap Equity Fund
June 30, 2020	$175,626		$—	$175,626	2023
June 30, 2021	222,981		—	222,981	2024
August 31, 2021(1)	17,080		—	17,080	2024
February 28, 2022(2)	41,581		—	41,581	2025
Total	$457,268		$—	$457,268

(1)	Period from July 1, 2021 through August 31, 2021.
(2)	Fiscal period from September 1, 2021 through February 28, 2022.
(3)	Includes fees waived that are not subject to potential recoupment.

PENN CAPITAL FUNDS TRUST

NOTES TO THE FINANCIAL STATEMENTS

FEBRUARY 28, 2022 (UNAUDITED)

Distribution Agreement

Foreside Fund Services, LLC is the Trust’s distributor and principal underwriter (the “Distributor”).

Agreements with the Administrator, Transfer Agent, and Custodian

U.S. Bancorp Fund Services, LLC (“Fund Services”), doing business as U.S. Bank Global Fund Services, serves as the Funds’ administrator. For providing administrative and accounting services, Fund Services is entitled to receive a monthly fee, subject to certain minimum and out of pocket expenses.

Fund Services serves as the Funds’ transfer and dividend disbursing agent. For providing transfer agent services, Fund Services is entitled to receive a monthly fee, subject to certain minimum and out of pocket expenses.

U.S. Bank, N.A. (the “Custodian”) provides certain custodial services to the Funds. The Custodian is entitled to receive a monthly fee, subject to certain minimum and out of pocket expenses.

Shareholder Servicing Plan

The Trust has adopted a Shareholder Servicing Plan on behalf of each Fund’s Institutional Class. Under the plan, each Class can pay for non-distribution related shareholder support services (‘‘service fees’’) in an amount up to 0.15% of its average daily net assets. The amount actually incurred by the Institutional Class shares for fiscal period on an annualized basis was 0.03% for the Penn Capital Floating Rate Income Fund, 0.00% for the Penn Capital Mid Cap Core Fund, 0.00% for the Penn Capital Opportunistic High Income Fund, 0.00% for the Penn Capital Short Duration High Income Fund and 0.00% for the Penn Capital Special Situations Small Cap Equity Fund.

Other Related Party Transactions

The Advisor and its affiliates have made investments in the Funds and accordingly, as shareholders of the Funds, pay a proportionate share of the Funds’ investment advisory fees and other expenses identified in the Funds’ Prospectus.

4. Federal Tax Information

It is each Fund’s intention to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differences in the timing of recognition of gains or losses on investments. Permanent book and tax basis differences, if any, may result in reclassifications to distributable earnings and additional paid-in capital.

PENN CAPITAL FUNDS TRUST

NOTES TO THE FINANCIAL STATEMENTS

FEBRUARY 28, 2022 (UNAUDITED)

The following information is provided on a tax basis as of August 31, 2021:

	Penn Capital Floating Rate Income Fund	Penn Capital Mid Cap Core Fund	Penn Capital Opportunistic High Income Fund	Penn Capital Short Duration High Income Fund	Penn Capital Special Situations Small Cap Equity Fund
Cost of investments	$31,212,912	$13,000,582	$18,227,476	$42,107,038	$12,420,474
Gross unrealized appreciation	274,060	6,302,448	695,308	796,823	4,805,622
Gross unrealized depreciation	(149,042)	(409,201)	(82,076)	(65,168)	(335,808)
Net unrealized appreciation (depreciation)	125,018	5,893,247	613,232	731,655	4,469,814
Undistributed ordinary income	36,458	114,662	18,039	13,681	1,940,765
Undistributed long-term capital gains	—	1,481,033	—	—	1,028,709
Total distributable earnings	36,458	1,595,695	18,039	13,681	2,969,474
Other accumulated losses	(3,066,693)	—	(613,153)	(1,854,279)	—
Total accumulated earnings (losses)	$(2,905,217)	$7,488,942	$18,118	$(1,108,943)	$7,439,288

Net investment income and net realized gains and losses for federal income tax purposes may differ from that reported on the financial statements because of permanent book-to-tax differences. GAAP requires that permanent differences between financial reporting and tax reporting be reclassified between various components of net assets. For the fiscal period ended August 31, 2021, no adjustments were made.

The Funds intend to utilize capital loss carryforwards to offset future realized gains. Capital loss carryforwards available for federal income tax purposes are as follows:

	Capital Loss Available Through	Short-Term Capital Loss Amounts	Long-Term Capital Loss Amounts
Penn Capital Floating Rate Income Fund	unlimited	$1,847,642	$1,184,904
Penn Capital Opportunistic High Income Fund	unlimited	266,174	328,960
Penn Capital Short Duration High Income Fund	unlimited	1,842,820	—

A regulated investment company may elect for any taxable year to treat any portion of the qualified late year loss as arising on the first day of the next taxable year. Qualified late year losses are certain capital and ordinary losses which occur during the portion of the taxable year subsequent to October 31 and December 31, respectively. For the fiscal period ended August 31, 2021, the Funds deferred no late year or Post-October losses.

The character of distributions for tax purposes paid during the fiscal period ended August 31, 2021, is as follows:

	Ordinary Income Distributions	Long-Term Capital Gain Distributions
Penn Capital Floating Rate Income Fund	$162,263	$—
Penn Capital Opportunistic High Income Fund	156,147	—
Penn Capital Short Duration High Income Fund	213,906	—

PENN CAPITAL FUNDS TRUST

NOTES TO THE FINANCIAL STATEMENTS

FEBRUARY 28, 2022 (UNAUDITED)

The character of distributions for tax purposes paid during the fiscal year ended June 30, 2021, is as follows:

	Ordinary Income Distributions	Long-Term Capital Gain Distributions
Penn Capital Floating Rate Income Fund	$1,132,139	$—
Penn Capital Mid Cap Core Fund	1,241	—
Penn Capital Opportunistic High Income Fund	1,055,682	—
Penn Capital Short Duration High Income Fund	1,641,797	—

5. Investment Transactions

During the current fiscal period, the cost of security purchases and the proceeds from security sales, other than short-term investments, were as follows:

	Non-U.S. Government		U.S. Government
	Purchases	Sales	Purchases	Sales
Penn Capital Floating Rate Income Fund	$9,469,507	$5,742,640	$—	$—
Penn Capital Mid Cap Core Fund	2,913,292	3,765,837	—	—
Penn Capital Opportunistic High Income Fund	10,261,539	8,048,388	—	—
Penn Capital Short Duration High Income Fund	14,061,143	14,849,341	—	—
Penn Capital Special Situations Small Cap Equity Fund	8,279,806	7,046,540	—	—

6. Capital Share Transactions

	Penn Capital Floating Rate Income Fund September 1, 2021 – February 28, 2022	Penn Capital Mid Cap Core Fund September 1, 2021 – February 28, 2022	Penn Capital Opportunistic High Income Fund September 1, 2021 – February 28, 2022	Penn Capital Short Duration High Income Fund September 1, 2021 – February 28, 2022	Penn Capital Special Situations Small Cap Equity Fund September 1, 2021 – February 28, 2022
Institutional Class Shares
Shares sold	361,978	19,730	189,581	134,372	168,890
Shares issued in reinvestment of dividends	31,233	103,654	34,693	53,253	172,318
Shares redeemed	(108,886)	(20,468)	(26,651)	(400,599)	(64,754)
Net increase (decrease)	284,325	102,916	197,623	(212,974)	276,454

PENN CAPITAL FUNDS TRUST

NOTES TO THE FINANCIAL STATEMENTS

FEBRUARY 28, 2022 (UNAUDITED)

7. Transactions with Affiliates

The following issuers are affiliated with the Funds; that is, the Adviser had control of 5% or more of the outstanding voting securities during the period from August 31, 2021 through February 28, 2022. As defined in Section (2)(a)(3) of the Investment Company Act of 1940; such issuers are:

	September 1, 2021		Additions		Reductions
Issuer Name	Share Balance	Cost	Share Balance	Cost	Share Balance	Cost
Penn Capital Opportunistic High Income Fund
Penn Capital Floating Rate Income Fund	—	$—	156,411	$1,515,474	—	$—
		$—		$1,515,474		$—

Penn Capital Short Duration High Income Fund
Penn Capital Floating Rate Income Fund	176,071	$1,732,173	97,106	$940,548	—	$—
		$1,732,173		$940,548		$—

	February 28, 2022					February 28, 2022
Issuer Name	Share Balance	Dividend Income	Capital Gain Distribution	Unrealized Appreciation/ (Depreciation)	Realized Loss	Value	Cost
Penn Capital Opportunistic High Income Fund
Penn Capital Floating Rate Income Fund	156,411	$15,474	$—	$(23,317)	$—	$1,492,157	$1,515,474
		$15,474	$—	$(23,317)	$—	$1,492,157	$1,515,474

Penn Capital Short Duration High Income Fund
Penn Capital Floating Rate Income Fund	273,177	$36,081	$—	$4,490	$—	$2,606,112	$2,672,721
		$36,081	$—	$4,490	$—	$2,606,112	$2,672,721

8. Credit Risk, LIBOR and Asset Concentration

Small- and mid-capitalization companies may not have the size, resources and other assets of large capitalization companies. As a result, the securities of small- and mid-capitalization companies may be subject to greater market risks and fluctuations in value than large capitalization companies or may not correspond to changes in the stock market in general. In addition, small- and mid-capitalization companies may be particularly affected by interest rate increases, as they may find it more difficult to borrow money to continue or expand operations, or may have difficulty in repaying any loans.

PENN CAPITAL FUNDS TRUST

NOTES TO THE FINANCIAL STATEMENTS

FEBRUARY 28, 2022 (UNAUDITED)

High yield securities and unrated securities of similar credit quality have speculative characteristics and involve greater volatility of price and yield, greater of liquidity risk, and generally reflect a greater possibility of an adverse change in financial condition that could affect an issuer’s ability to honor its obligations.

There are a number of risks associated with an investment in bank loans, including credit risk, interest rate risk, liquidity risk and prepayment risk. Lack of an active trading market, restrictions on resale, irregular trading activity, wide bid/ask spreads and extended trade settlement periods may impair the Fund’s ability to sell bank loans within its desired time frame or at an acceptable price and its ability to accurately value existing and prospective investments. Extended trade settlement periods may result in cash not being immediately available to the Fund. As a result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions to raise cash to meet its obligations.

A Fund may invest in certain instruments that rely in some fashion upon London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, announced plans to phase out the use of LIBOR by the end of 2021. The FCA and ICE Benchmark Administrator have since announced that most LIBOR settings will no longer be published after December 31, 2021 and a majority of U.S. dollar LIBOR settings will cease publication after June 30, 2023. The U.S. Federal Reserve, based on the recommendations of the New York Federal Reserve’s Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), has begun publishing SOFR that is intended to replace U.S. dollar LIBOR. Proposals for alternative reference rates for other currencies have also been announced or have already begun publication. Uncertainty related to the liquidity impact of the change in rates, and how to appropriately adjust these rates at the time of transition, poses risks for the Funds. The effect of any changes to, or discontinuation of, LIBOR on the Funds will depend on, among other things, (1) existing fallback or termination provisions in individual contracts and (2) whether, how, and when industry participants develop and adopt new reference rates and fallbacks for both legacy and new instruments and contracts. The expected discontinuation of LIBOR could have a significant impact on the financial markets in general and may also present heightened risk to market participants, including public companies, investment advisers, investment companies, and broker-dealers. The risks associated with this discontinuation and transition will be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Accordingly, it is difficult to predict the full impact of the transition away from LIBOR on the Funds until new reference rates and fallbacks for both legacy and new instruments and contracts are commercially accepted and market practices become settled.

9. Line of Credit

PENN Capital Funds Trust has a $10,000,000 uncommitted, unsecured, umbrella 364-day line of credit, for temporary purposes, including to meet redemption requests. The interest rate as of February 28, 2022 was 3.25%. During the current fiscal period, the Penn Capital Floating Rate Income Fund, the Penn Capital Opportunistic High Income Fund, and the Penn Capital Special Situations Small Cap Equity Fund did not use the credit line.

During the current fiscal period, line of credit activity for the Penn Capital Mid Cap Core Fund and Penn Capital Short Duration High Income Fund was as follows:

Fund	Average Borrowings	Amount Outstanding as of February 28, 2022	Interest Expense	Maximum Borrowing
Penn Capital Mid Cap Core Fund	$2,072	$—	$34	$375,000
Penn Capital Short Duration High Income Fund	$939	$—	$15	$170,000

10. Recent Accounting Pronouncements and Regulatory Updates

In October 2020, the Securities and Exchange Commission (“SEC”) adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). Rule 18f-4 will impose limits on the amount of derivatives a Fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, and require

PENN CAPITAL FUNDS TRUST

NOTES TO THE FINANCIAL STATEMENTS

FEBRUARY 28, 2022 (UNAUDITED)

funds whose use of derivatives is greater than a limited specified amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager. Funds will be required to comply with Rule 18f-4 by August 19, 2022. It is not currently clear what impact, if any, Rule 18f-4 will have on the availability, liquidity or performance of derivatives. Management is currently evaluating the potential impact of Rule 18f-4 on the Funds. When fully implemented, Rule 18f-4 may require changes in how a Fund uses derivatives, adversely affect the Fund’s performance and increase costs related to the Funds’ use of derivatives.

In December 2020, the Securities and Exchange Commission (“SEC”) adopted a new rule providing a framework for fund valuation practices (“Rule 2a-5”). Rule 2a-5 establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 will permit fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of the 1940 Act and the threshold for determining whether a fund must fair value a security. In connection with Rule 2a-5, the SEC also adopted related recordkeeping requirements and is rescinding previously issued guidance, including with respect to the role of a board in determining fair value and the accounting and auditing of fund investments. The Funds will be required to comply with the rules by September 8, 2022. Management is currently assessing the potential impact of the new rules on the Funds’ financial statements.

11. Concentration Risks

The Advisor and its employees collectively have beneficial ownership, either directly or indirectly, of more than 20% of each of the Funds as of February 28, 2022. In addition to the Advisor, one or more individual investors own more than 10% of the Penn Capital Special Situations Small Cap Equity Fund and the Penn Capital Mid Cap Core Fund as of February 28, 2022. To the extent multiple investors in the Funds rely on the advice of a common investment advisor the Funds may have the risk of a concentrated investor base.

12. COVID-19

The global outbreak of COVID-19 (commonly referred to as “coronavirus”) has disrupted economic markets and the prolonged economic impact is uncertain. Although vaccines for COVID-19 are becoming more widely available, the ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The operational and financial performance of the issuers of securities in which the Funds invest depends on future developments, including the duration and spread of the outbreak and the pace of recovery which may vary from market to market, and such uncertainty may in turn adversely affect the value and liquidity of the Funds’ investments, impair the Funds’ ability to satisfy redemption requests, and negatively impact the Funds’ performance.

13. UKRAINE-RUSSIA CONFLICT RISK

In February 2022, Russia commenced a military attack on Ukraine. The outbreak of hostilities between the two countries and the threat of wider-spread hostilities could have a severe adverse effect on the region and global economies, including significant negative impacts on the markets for certain securities and commodities, such as oil and natural gas. In addition, sanctions imposed on Russia by the United States and other countries, and any sanctions imposed in the future, could have a significant adverse impact on the Russian economy and related markets. The price and liquidity of investments may fluctuate widely as a result of the conflict and related events. How long the armed conflict and related events will last cannot be predicted. These tensions and any related events could have a significant impact on Fund performance and the value of Fund investments, even beyond any direct exposure the Funds may have to issuers located in these countries.

PENN CAPITAL FUNDS TRUST

NOTES TO THE FINANCIAL STATEMENTS

FEBRUARY 28, 2022 (UNAUDITED)

13. Unfunded Commitments

The Funds may enter into unfunded loan commitments. Unfunded loan commitments may be partially or wholly funded. During the contractual period, the Funds are obliged to provide funding to the borrower upon demand. Unfunded loan commitments are fair valued in accordance with the valuation policy described in Note 2(a) and unrealized appreciation or depreciation, if any, is recorded on the Statements of Assets and Liabilities. As of February 28, 2022, the total unfunded amount was 6.4% of the Penn Capital Floating Rate Income Fund’s net assets.

As of the end of the reporting period, the Penn Capital Floating Rate Income Fund had the following unfunded loan commitments outstanding:

Loan	Principal	Cost	Value	Unrealized Appreciation/ (Depreciation)
Admi T/L B2 (Aspen Dental)	$348,500	$347,277	$342,764	$(4,513)
Bausch Health Companies T/L B (Valeant) (1/22)	300,000	297,019	296,499	(520)
BDF (Bobs Discount Furniture) T/L	439,576	439,784	432,433	(7,351)
LBM T/L B	212,578	210,662	208,992	(1,670)
Marriott Ownership Resorts Inc.	324,951	316,677	318,371	1,694
Paysafe Holdings T/L B-1 (USD)	250,000	246,269	232,423	(13,846)
Staples T/L B-2 (5 year)	309,159	307,356	299,111	(8,245)

PENN CAPITAL FUNDS TRUST

Additional Information

FEBRUARY 28, 2022 (UNAUDITED)

Trustee and Officer Compensation

The Trustees of the Funds receive an annual retainer and meeting fees for meetings attended. An employee of Vigilant Compliance, LLC serves as President and Chief Compliance Officer of the Trust. Vigilant Compliance, LLC is compensated for the services provided to the Trust. Employees of the Trust serve as Treasurer, Secretary and Director of Marketing & Business Development of the Trust. They are compensated for services provided. Certain employees of U.S. Bancorp Fund Services, LLC serve as officers of the Trust. They are not compensated by the Funds or the Trust. For Trustee and Officer compensation amounts, please refer to the Statement of Operations.

Proxy Voting Policies

A description of the policies and procedures that each Fund uses to determine how to vote proxies relating to portfolio securities owned by that Fund is available: (1) without charge, upon request, by calling 844-302-7366; (2) in the Statement of Additional Information on the Trust’s website www.penncapitalfunds.com; and (3) on the SEC’s website at www.sec.gov. Information about how the Funds voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, 2021 may be obtained (1) without charge, upon request, by calling 844-302-7366 and (2) on the SEC’s website at www.sec.gov.

Form N-PORT

Each Fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Part F of Form N-PORT. The Funds’ Part F of Form N-PORT will be available on the EDGAR database on the SEC’s website at www.sec.gov.

Householding

In an effort to decrease costs, the Funds intend to reduce the number of duplicate prospectuses, annual and semi-annual reports, proxy statements and other similar documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders that the transfer agent reasonably believes are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call (844) 302-7366 to request individual copies of these documents. The transfer agent will begin sending individual copies thirty days after receiving your request to stop householding. This policy does not apply to account statements.

Liquidity Risk Management Program (Unaudited)

The Trust has adopted and implemented a Liquidity Risk Management Program (the “Trust Program”) as required by rule 22e-4 under the 1940 Act. In accordance with the Trust Program, the Adviser has adopted and implemented a liquidity risk management program (the “Adviser Program” and together with the Trust Program, the “Programs”) on behalf of the Funds. The Programs seek to assess, manage and review each Fund’s Liquidity Risk. “Liquidity Risk” is defined as the risk that a Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors’ interest in the Fund.

The Board has appointed Vigilant Compliance, LLC (“Vigilant”) as the program administrator for the Trust Program and Liquidity Risk Management Committee of the Adviser as the program administrator for the Adviser Program. The process of monitoring and determining the liquidity of each Fund’s investments is supported by one or more third-party vendors.

At meetings held during the current fiscal period, the Board and its Regulatory Oversight Committee received and reviewed a written report (the “Report”) of Vigilant and the Adviser concerning the operation of the Programs for the period from October 1, 2020 to September 30, 2021 (the “Period”). The Report summarized the operation of the Programs and the information and factors considered by Vigilant and the Adviser in reviewing the adequacy and effectiveness of the implementation of the Programs with respect to each Fund. Such information and factors included, among other things: (i) the methodology used to classify the liquidity of each Fund’s portfolio investments and the Adviser’s assessment that each Fund’s strategy remained appropriate for an open-end mutual fund; (ii) analyses of each Fund’s trading environment and reasonably anticipated trading size; (iii) that each Fund (excluding Penn Capital Floating Rate Income Fund) held primarily highly liquid assets (investments that the Fund anticipates can be converted to cash within 3 business days or less in current market conditions without significantly changing their market value); (iv) that the Funds (excluding Penn Capital Defensive Floating Rate Fund) did not require the establishment of a highly liquid investment minimum and the methodology for that determination; (v) the Penn Capital Defensive Floating Rate Fund complied

PENN CAPITAL FUNDS TRUST

Additional Information

FEBRUARY 28, 2022 (UNAUDITED)

with its designated highly liquid investment minimum; (vi) confirmation that the Funds did not breach the 15% maximum illiquid security threshold (investments that cannot be sold or disposed of in seven days or less in current market conditions without the sale of the investment significantly changing the market value of the investment) during the Period and the procedures for monitoring compliance with the limit; (vii) that the processes, technologies and third-party vendors used to assess, manage, and/or periodically review each Fund’s Liquidity Risk functioned appropriately during the Period; and (viii) that the Programs operated adequately during the Period. The Report also indicated that there were no material changes made to the Programs during the Period.

Based on the review, the Report concluded that the Programs were being implemented effectively and reasonably designed to assess and manage Liquidity Risk in each Fund’s portfolio.

There can be no assurance that the Trust Program or the Adviser Program will achieve its objectives under all circumstances in the future. Please refer to the Funds’ prospectus for more information regarding a Fund’s exposure to liquidity risk and other risks to which it may be subject.

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Investment Advisor
Penn Capital Management Company, LLC
Navy Yard Corporate Center
1200 Intrepid Avenue, Suite 400
Philadelphia, Pennsylvania 19112

Legal Counsel
Faegre Drinker Biddle & Reath LLP
One Logan Square, Suite 2000
Philadelphia, PA 19103

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
50 South 16th Street, Suite 2900
Philadelphia, PA 19102

Custodian
U.S. Bank N.A.
1555 N. Rivercenter Drive, Suite 302
Milwaukee, WI 53212

Distributor
Foreside Fund Services, LLC
Three Canal Plaza
Portland, ME 04101

Administrator, Transfer Agent
and Dividend Disbursing Agent
U.S. Bancorp Fund Services, LLC
doing business as U.S. Bank Global Fund Services
615 East Michigan Street
Milwaukee, WI 53202

Shareholder/Investor Information
1.844.302.PENN (7366)
www.penncapitalfunds.com

BEFORE INVESTING YOU SHOULD CAREFULLY CONSIDER THE FUNDS’ INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES. THIS AND OTHER RELEVANT INFORMATION CAN BE FOUND IN THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION, COPIES OF WHICH MAY BE OBTAINED BY CALLING (844) 302-PENN (7366) OR BY VISITING WWW.PENNCAPITALFUNDS.COM. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST.

PENN-SAR22

(b) Not applicable

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to open-end investment companies.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The Registrant’s Principal Executive and Principal Financial Officers have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Not applicable.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

(3) Not applicable to open-end investment companies.

(4) There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	PENN Capital Funds Trust

By (Signature and Title)*	/s/ Salvatore Faia
Salvatore Faia, President
(principal executive officer)

Date	5/2/2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Salvatore Faia
Salvatore Faia, President
(principal executive officer)

Date	5/2/2022

By (Signature and Title)*	/s/ James Shaw
James Shaw, Treasurer
(principal financial officer)

Date	5/2/2022

*	Print the name and title of each signing officer under his or her signature.